EXHIBIT 10.52



                             LEASE AGREEMENT
                                  (NNN)
                           Basic Lease Information


Lease Date:     March 26, 1999

Landlord:       LINCOLN-RECP CM-ES OPCO, LLC, a Delaware limited
liability company

Landlord's Address:     c/o Legacy Partners Commercial, Inc.
        30 Executive Park, Suite 100
        Irvine, California 92614

Tenant: Exodus Communications, Inc., a Delaware corporation

Tenant's Address:       2831 Mission College Boulevard, Santa Clara, CA
95054-1838
        Attention:  General Counsel

Building:       A one-story concrete tilt-up structure consisting
of approximately 90,818 rentable square feet as shown on Exhibit A-1

Premises:       The Building together with vehicular parking
spaces, pedestrian walkways and landscaping within the area outlined and depicted on Exhibit A-1 hereto.

Park:   The Lot, the two buildings containing approximately 198,100 rentable square feet and a parking structure as shown on Exhibit A

Premises Address:       198 North Nash Street, El Segundo, California
90245

Delivery Date: The date both parties execute and actually deliver this Lease

Term:   July 1, 1999 ("Commencement Date"), through June 30, 2009
("Expiration Date")

Base Rent (3):  Sixty-one Thousand Seven Hundred Fifty-six and
24/100 Dollars ($61,756.24) per month

Adjustments to Base Rent:       In accordance with the provisions of
Section 41 hereof.

Security Deposit (4):   Seventy-one Thousand Six Hundred Fifty-five and
40/100 Dollars ($71,655.40)

*Tenant's Share of Operating Expenses (6.1):    45.8% of the Park and 100% of
the Premises
*Tenant's Share of Tax Expenses (6.2):          45.8% of the Park
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses (9):     Office and data center, general warehousing, light
industrial and other related uses, but only to the extent permitted by the City of El Segundo and all agencies and governmental authorities having jurisdiction thereof
Unreserved
Parking Spaces: Two Hundred Thirty-five (235) exclusive spaces within the Premises as depicted on Exhibit A-1 hereto.

Brokers (38):   McKinney Travers for Tenant
        Klabin Company for Landlord

Exhibits:       Exhibit A -     Lot and Park
        Exhibit A-1 -   Building, Premises and Parking
        Exhibit B -     Tenant Improvements
        Exhibit C -     Rules and Regulations
        Exhibit D -     Hazardous Materials Disclosure Certificate -
Example
        Exhibit E -     Tenant's Initial Hazardous Materials Disclosure
Certificate
        Exhibit F -     Memorandum of Lease and Option to Purchase
        Exhibit G -     Subordination, Non-Disturbance and Attornment
Agreement
        Exhibit H -     Tenant's Confidential Nondisclosure Agreement
        Exhibit I-      Tenant's Property

        TABLE OF CONTENTS


SECTION PAGE
1.      PREMISES        4
2.      COMMENCEMENT DATE; CONDITION OF PREMISES        4
3.      RENT    5
4.      SECURITY DEPOSIT        5
5.      TENANT IMPROVEMENTS     6
6.      ADDITIONAL RENT 6
7.      UTILITIES       9
8.      LATE CHARGES    9
9.      USE OF PREMISES 9
10.     ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES    10
11.     REPAIRS AND MAINTENANCE 11
12.     INSURANCE       12
13.     WAIVER OF SUBROGATION   14
14.     LIMITATION OF LIABILITY AND INDEMNITY   14
15.     ASSIGNMENT AND SUBLEASING       15
16.     AD VALOREM TAXES        17
17.     SUBORDINATION   17
18.     RIGHT OF ENTRY  18
19.     ESTOPPEL CERTIFICATE    19
20.     TENANT'S DEFAULT        19
21.     REMEDIES FOR TENANT'S DEFAULT   20
22.     HOLDING OVER    21
23.     LANDLORD'S DEFAULT      21
24.     PARKING 22
25.     SALE OF PREMISES        22
26.     WAIVER  22
27.     CASUALTY DAMAGE 22
28.     CONDEMNATION    24
29.     ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS       24
30.     FINANCIAL STATEMENTS    27
31.     GENERAL PROVISIONS      27
32.     SIGNS   28
33.     MORTGAGEE PROTECTION    29
34.     QUITCLAIM       29
35.     MODIFICATIONS FOR LENDER        29
36.     WARRANTIES OF TENANT    29
37.     COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT 30
38.     BROKERAGE COMMISSION    30
39.     QUIET ENJOYMENT 31
40.     LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS  31
41.     ADJUSTMENTS TO BASE RENT        31
42.     OPTIONS TO EXTEND THE LEASE TERM        32
43.     OPTION TO EXPAND        34
44.     OPTION TO PURCHASE      36
45.     LETTER OF CREDIT        38
46.     TENANT'S ABILITY TO PERFORM LANDLORD'S UNPERFORMED OBLIGATIONS  39
47.     SATELLITE DISH  40


LEASE AGREEMENT



DATE:   This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.


1. PREMISES

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. The Premises consist of the entirety of the Building together with vehicular parking spaces, pedestrian walkways and landscaping within the area outlined and depicted on Exhibit A-1 hereto.
 Tenant may not use any other portion of the Park other than the Premises. The location, fencing and configuration of the area surrounding the Building shall be subject to the approval of the governmental agencies having jurisdiction thereof, and Tenant acknowledges and agrees that the location and configuration of the area surrounding the Building may be changed in accordance with the governmental agencies' requirements. At Tenant's sole cost and expense, Tenant hereby covenants to construct and install around the perimeter of the area surrounding the Building a fence reasonably acceptable to Landlord and all governmental entities having jurisdiction thereof. Tenant's and Tenant's Representatives' (hereafter defined) use and occupancy of the fenced area surrounding the Building shall be exclusive only as to (i) the other tenants of the Park and (ii) the public in general but not including Landlord and its authorized representatives, employees, invitees, contractors and similarly affiliated parties for the purposes of fulfilling Landlord's obligations hereunder as well as for purposes of Landlord's exercise of its rights and remedies hereunder. Tenant shall use, maintain and repair the fenced area surrounding the Building subject to, and in accordance with, the terms and provisions of this Lease, including but not limited to, the provisions of Section 11 hereinbelow. In addition to the foregoing, Tenant shall be solely responsible and liable for any and all security measures related to the fenced area surrounding the Building and the Premises and, subject to the provisions of Section 14 hereof, Landlord shall not in any manner or circumstance be liable nor responsible for any goods, personal property or similar items stored, kept and/or situated in, on or about the Premises at any time during the Term of this Lease. Nothing contained herein shall limit, impair or otherwise diminish Landlord's and its authorized representatives' rights and ability to enter the area surrounding the Building for purposes of performing Landlord's obligations under this Lease (if any) but such entry shall be subject to the provisions of Section 18 hereinbelow. Landlord and its representatives will use commercially reasonable efforts to minimize interference with the conduct of Tenant's business in the Premises. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information. Tenant further agrees that the number of rentable square feet of the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change. Tenant's Share shall not change by reason of the Tenant Improvements performed by Tenant so long as there is no increase in the rentable square footage of the perimeter of the Building; provided, for purposes hereof, the addition by Tenant of any interior mezzanine area and outdoor storage areas shall not be construed as an increase in the rentable square footage of the Building.


2. COMMENCEMENT DATE; CONDITION OF PREMISES

        2.1 The Term of this Lease shall commence on the Commencement Date subject to extension due to Landlord Delays. For purposes hereof, the term "Landlord Delays" shall mean and refer to unreasonable delays solely on the part of Landlord in timely responding and giving its approval or disapproval of any of the Construction Documents within the time frames expressly set forth in Exhibit B hereto. Landlord shall deliver the Premises to Tenant on the Delivery Date broom clean in its presently existing condition (without any additional improvements made thereto) in order for Tenant to begin construction of its Tenant Improvements in accordance with the provisions of Exhibit B hereto. Tenant's contractor shall have access to the Premises for the purpose of constructing Tenant Improvements therein. From and after the Delivery Date, Tenant shall perform all obligations of Tenant hereunder, other than those requiring the payment of Rent. Tenant's obligation to pay Rent shall commence on the Commencement Date regardless of whether or not the Tenant Improvements are completed. Notwithstanding anything to the contrary contained herein, it is the parties' intention that (i) the Commencement Date of this Lease shall be the date specified in the Basic Lease information, July 1, 1999, (ii) except to the extent attributable solely to Landlord Delays, any delays in Tenant completing the Tenant Improvements shall not affect or otherwise extend the Commencement Date of July 1, 1999, and (iii) Tenant shall be wholly responsible for the design, construction and substantial completion of the Tenant Improvements. If there are any undisputed Landlord Delays, the Commencement Date shall be adjusted commensurately on a daily basis for each day of a Landlord Delay. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof.

        2.2 Landlord shall permit Tenant to occupy the Premises on the Delivery Date for the limited purpose described below. Such early occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease other than those requiring the payment of Rent, including, but not limited to, paying the Security Deposit, obtaining the insurance required pursuant to this Lease and delivering insurance certificates as required herein. Such early occupancy (i) shall also be subject to the provisions of Exhibit B, (ii) shall only be permitted to the extent such occupancy is approved by the City of El Segundo, and
(iii) shall only be for the limited purpose of construction by Tenant of the Tenant Improvements. In addition to the foregoing, Landlord shall have the right, from time to time, to impose such additional conditions on Tenant's early occupancy as shall be reasonably necessary or appropriate for the protection of the rights of other tenants of the Park to the quiet use and enjoyment of their premises. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. Tenant hereby acknowledges and agrees that neither Landlord nor any of Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose.


3. RENT

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent payable for one (1) calendar month (which shall be applied against the Rent payable for the first month Tenant is required to pay Base Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 and Exhibit B of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses and Tax Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month.


4. SECURITY DEPOSIT

Simultaneously with Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. At any time after Tenant has defaulted hereunder more than three (3) times in any twelve (12) month period (a "Chronic Default"), Landlord may require an increase in the amount of the Security Deposit required hereunder, up to a maximum of two hundred percent (200%) of the amount of the original Security Deposit, for the then balance of the Lease Term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase. Within thirty (30) days after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, if any, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. The foregoing treatment of the Security Deposit shall be in the manner prescribed by the provisions of California Civil Code Section 1950.7 and any amendments, replacement or successor statutes thereof. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.


5. TENANT IMPROVEMENTS

Tenant hereby agrees to accept the Premises on the Delivery Date as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS IS", except as specified in Exhibit B attached hereto. Tenant shall design, install and construct the Tenant Improvements (as such term is defined in Exhibit B hereto) in accordance with the terms, conditions, criteria and provisions set forth in Exhibit
B. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties.


6. ADDITIONAL RENT

It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent
(collectively, "Additional Rent").

        6.1 Operating Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share, which is specified in the Basic Lease Information, of all Operating Expenses as Additional Rent.
The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises and the Lot. These Operating Expenses may include, but are not limited to:

6.1.1 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake coverage for the Building, the Lot and, to the extent applicable, the Park, rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and any deductible, all of the foregoing in accordance with the provisions of Section 12.5 below;

6.1.2 Landlord's cost of: (i) modifications and/or new improvements to the Premises required by any rules, laws or regulations effective subsequent to the Delivery Date; (ii) reasonably necessary replacement improvements to the Premises after the Delivery Date, other than and excluding the replacement of the items set forth in Section 11.3 hereof that are the sole responsibility of Landlord; and (iii) new improvements to the Premises, that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion; provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall be the estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonably determined by Landlord), and Tenant shall pay Tenant's Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

6.1.3 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below; and

6.1.4 Landlord's cost for the management and administration of the Premises, including without limitation, a property management fee, accounting, auditing, billing, salaries for clerical and supervisory employees (whether located within the Park or off-site) and all fees, licenses and permits related to the ownership, operation and management of any portion of the Park in an amount not to exceed one and one-half percent ( 1/2%) of the Base Rent.

        Notwithstanding anything in this Section 6.1 to the contrary, the term "Operating Expense" shall not include any of the following and none of the following items shall be payable in whole or in part by or in any way charged to Tenant:

   (i) Interest or penalties resulting from late payment of any Operating Expense by Landlord due to Landlord's negligence or willful misconduct (unless Landlord in good faith disputes a charge and subsequently loses or settles that dispute); provided, that Tenant timely pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein;

  (ii) Costs, fees, and compensation paid to Landlord, or to Landlord's subsidiaries or affiliates, for services in or to the Building to the extent that they exceed the charges for comparable services rendered by an unaffiliated third party of comparable skill, competence, stature, and reputation;

   (iii) Costs associated with the investigation and/or remediation of Hazardous Materials (hereinafter defined) present in, on or about the Premises or the Park, unless such costs and expenses are the responsibility of Tenant as provided in Section 29 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 29 of this Lease;

    (iv) Any cost or expense which is actually reimbursed to Landlord through insurance or otherwise;

     (v) Costs attributable to seeking and obtaining new tenants in the Park as well as retaining existing tenants in the Park (other than Tenant), such as advertising, brokerage commissions, architectural, engineering and attorneys' fees and costs for renovations and improvements to buildings in the Park other than the Premises;

     (vi) Any items for which Landlord is actually reimbursed by any other tenant of the Park;

    (vii)   Real estate brokers' leasing commissions;

   (viii) Other than any interest charges for capital improvements referred to in Section 6.1.2 hereinabove, any interest or payments on any financing for the Building or the Park, and any bad debt loss, rent loss or reserves for same;

     (ix) Any costs, fines or penalties incurred solely and directly resulting from actual violations by Landlord of any governmental rule or authority for which Landlord is responsible hereunder;

     (x) Costs associated with the operation of the business of the entity which constitutes Landlord or Landlord's property manager, as the same are distinguished from the cost of operation of the Building or the Park, including partnership or corporate accounting and legal matters, costs of defending any lawsuits with any mortgagee or lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Park or the Building, disputes of Landlord with the property management company managing the Park, to the extent any of the aforementioned costs are not, in any way, attributable to the use being made of the Premises by Tenant and Tenant's Representatives or otherwise attributable to the acts or omissions of Tenant and/or any of Tenant's Representatives;

(xi) Overhead and profit paid to subsidiaries or affiliates of Landlord for management services to the extent that the cost of those items would not have been paid had the services been provided by unaffiliated parties on a competitive basis; and

(xii) Except for costs paid or payable by Landlord with respect to insurance and taxes (including without limitation, Tax Expenses), any amount paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the building (presently occupied by Duty Free Shoppers), parking areas parking structure, pedestrian walkways, and landscaping wholly situated on the portion of the Lot which is not included within the Premises.

        6.2     Tax Expenses:  In addition to the Base Rent set forth in
Section 3, Tenant shall pay Tenant's Share of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable to any and all alterations, Tenant Improvements or other improvements of any kind, whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Lot or the Park, as against Landlord's right to rent or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, gift, inheritance, net income, capital stock, or excess profits tax imposed upon Landlord or any other tax which is applied or measured by Landlord's general or net income (as opposed to rents or income attributable to operations at the Park). Tax Expenses shall not include any interest or late payment expense or penalty resulting from Landlord's failure to pay the Tax Expenses in a timely manner unless such failure is the direct result of Tenant's failure to pay its proportionate share thereof within the times prescribed by this Lease.

        6.3 Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth
(1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Operating
Expenses for partial calendar years occurring at the beginning and the end of the Lease Term shall be prorated on the basis of the number of months in such partial calendar year. Tenant's obligation to pay
Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

        6.4 Annual Reconciliation: By June 30th of each calendar year Landlord shall furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

        6.5 Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents or as required by law or in connection with any actual or contemplated legal proceeding regarding Operating Expenses or Tax Expenses. If it is determined (by agreement of the parties, by an arbitrator, or by a final adjudicated judgment) that the Operating Expenses and/or Tax Expenses charged Tenant for any calendar year exceeded the actual amount hereof by more than six percent (6%) Landlord shall, in addition to the refund or credit to Tenant of such excess, reimburse Tenant for all third-party verified accounting costs (but no other fees or costs) reasonably incurred by Tenant in connection with the audit and recovery of amounts overpaid. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.


7. UTILITIES

Prior to the Delivery Date, Tenant shall cause all of the Utility Expenses (hereinafter defined) to be placed in Tenant's name with the invoices sent directly to Tenant at the Premises. Tenant shall pay directly to the appropriate utility company or similar entity the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone, telecommunications and other utilities (collectively, the "Utility Expenses") billed or metered separately to the Premises and/or Tenant during the Term of the Lease and during the period of Tenant's occupancy of the Premises prior to the Commencement Date. Tenant shall also pay any and all assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Building is situated, including without limitation, entitlement fees, allocation unit fees and/or any similar fees or charges. Upon Landlord's request, Tenant shall promptly deliver to Landlord written evidence of Tenant's payment of the Utility Expenses. Tenant acknowledges that the Premises may become subject to the rationing of water or restrictions on water use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such water, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof by a public utility company, governmental agency, taxing authority or similar entity having jurisdiction thereof.

8. LATE CHARGES

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord an additional sum equal to five percent (5%) of such delinquent amount. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease.


9. USE OF PREMISES

        9.1     Compliance with Laws, Recorded Matters, and Rules and
Regulations: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already provided to Tenant pursuant to the provisions of Section 24 of this Lease, and
(iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"),
(b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises by or on behalf of Tenant regardless of when such Laws became effective.

9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or purpose, nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided


10. ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES

        10.1 Alterations and Additions: Tenant shall be permitted to install and construct in and about the Premises the Tenant Improvements subject to, and in accordance with, the provisions of Exhibit B hereto. Except for the Tenant Improvements as aforesaid, Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed; provided, however, in no event may Tenant expand the Premises or make any penetrations to the roof which will affect the structural integrity of the Building without first obtaining Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion. Notwithstanding the foregoing, Tenant shall be permitted to make, at its sole cost and expense, non-structural alterations and additions to the Premises and roof penetrations which do not affect the structural integrity of the Building without obtaining Landlord's prior written consent, provided the cost of same does not exceed $150,000 (exclusive of the cost of any equipment, personal property or trade fixtures) in the aggregate during a calendar year (the "Permitted Improvements"). Tenant, however, shall first notify Landlord of such alterations or additions so that Landlord may post a Notice of Non-Responsibility on the Premises. Within fifteen (15) business days of Landlord's receipt of Tenant's written notice of any item comprising the Permitted Improvements, Landlord shall notify Tenant, in writing, whether or not Landlord will require Tenant to remove such item from the Premises upon the expiration or earlier termination of this Lease. If any such alteration or addition is expressly permitted by Landlord or otherwise under the provisions of this Lease, Tenant shall deliver at least fifteen
(15) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. At the time Landlord notifies Tenant of its approval or disapproval of any such request, Landlord shall advise Tenant in writing of those fixtures (other than trade fixtures and the Tenant's Property which property shall be, and remain, owned by Tenant and which Tenant will remove from the Premises), improvements, alterations and additions which Landlord will require Tenant to remove (including without limitation, any items comprising the Tenant Improvements) upon the expiration or earlier termination of the Lease. In the event Landlord does not advise Tenant whether or not such fixture, improvement, alteration or addition should be removed, Tenant shall deem such silence to mean that such fixture, improvement, alteration and addition will be required to be removed at the expiration or earlier termination of this Lease. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor reasonably approved by Landlord, at Tenant's sole expense, in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. For purposes hereof, alterations shall include, but not be limited to, electric lines, feeders, risers, wiring and cables.

        10.2 Surrender of Premises: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, together with any attached fixtures [other than the Tenant's Property (defined below), trade fixtures, and any furniture bolted for earthquake purposes which shall be deemed to be not attached to the Premises], additions and improvements which Tenant is not to remove pursuant to the provisions of
Section 10.1 hereof, in good condition and repair (including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and, notwithstanding anything to the contrary contained herein, unless otherwise notified by Landlord in writing in accordance with the provisions hereof, in the condition in which the Premises existed as of the Lease Date, except for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise timely performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove the Permitted Improvements (to the extent Landlord has notified Tenant in writing, at the time set forth in Section 10.1, that it will require such removal, or it is deemed to be required to be removed), the Tenant's Property, all tenant signage, trade fixtures, non-attached fixtures, furniture, furnishings, personal property and, if Landlord has notified Tenant, in writing, that it will require such removal (or it is deemed to be required to be removed) such attached fixtures (other than trade fixtures), additions or improvements installed by, or on behalf of Tenant (including without limitation, any items comprising the Tenant Improvements) or situated in or about the Premises. Tenant shall repair any and all damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. In addition to the foregoing, certain equipment of Tenant used in, on or about the Premises is listed in Exhibit I, attached hereto and made a part hereof (collectively, the "Tenant's Property"). Notwithstanding anything to the contrary contained herein, at the expiration or earlier termination of this Lease Tenant shall remove from the Premises the Tenant's Property. Tenant shall ensure that the removal of such items and the repair and restoration of the Premises will be completed prior to such expiration or earlier termination of this Lease.


11. REPAIRS AND MAINTENANCE

        11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections 11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the entirety of the Premises in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives, sweeping and otherwise maintaining the parking lot, and maintaining and replacing the landscaping. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, including without limitation, Landlord's existing HVAC unit, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems, (i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises), (j) the roof and the roof membrane, including without limitation, the structural portions of the roof, (k) all fencing and gates for any fencing, (l) the parking lot within the Premises, including without limitation, slurry sealing and/or striping of said parking lot (but not more often than once every five (5) years); and (m) the exterior walls of the Building. Notwithstanding the foregoing, if Landlord's HVAC unit needs to be replaced due to normal wear and tear during the Term, or if the roof needs to be replaced during either of the Extended Terms due to normal wear and tear (and such replacements are not in any manner required due to Tenant's failure to properly use, repair and maintain said items or damage to such items caused by Tenant or any of Tenant's Representatives), then Landlord shall be responsible for making such replacements. The replacement costs for such items shall be amortized at the interest rate which is the lesser of twelve percent (12%) per annum or the maximum rate of interest permitted by law. Such amortization shall be based upon the useful life of such replacement items as reasonably determined by Landlord. If any such replacements are made, Tenant shall pay all such amortized amounts (including all interest charges) to Landlord monthly, as Additional Rent for each month during the balance of the applicable term of this Lease after such replacement is made until the earlier of (A) the expiration or earlier termination of the Lease, or (B) the end of the applicable amortization period.

        11.2 Reimbursable Repairs and Maintenance Obligations: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the obligations of Landlord set forth in Section 11.3 below, and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Building, and underground utility and sewer pipes outside the exterior walls of the Building. Tenant shall procure and maintain the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contracts as same are made with respect to Landlord's heating, ventilating and air conditioning equipment shall be on a minimum of a quarterly basis and shall name Landlord as a third-party beneficiary thereof. Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

        11.3 Landlord's Repairs and Maintenance Obligations: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to keep in good repair the structural portions of the floors (to the extent not altered by any improvements made thereto by Tenant) and foundations.

        11.4    Tenant's Failure to Perform Repairs and Maintenance
Obligations: Notwithstanding the foregoing, if Tenant refuses or neglects to timely repair, maintain and replace the Premises as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs, maintenance and replacements without (i) Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or negligent acts of Landlord or its authorized agents and representatives; and (ii) being required to provide any additional cure period to Tenant except as expressly set forth in Section 20.3 hereof. In the event Landlord makes such repairs, maintenance and replacements, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs, maintenance and replacements. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.


12. INSURANCE

        12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits;
(ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's
Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, legal liability, fire damage, premises, personal injury, completed operations, products liability and personal and advertising. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two
Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for business interruption of Tenant. Such "all risk" or "special purpose" property insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to at least one hundred percent (100%) of the full replacement value of the items; and (vi) such other insurance or higher limits of liability as is then customarily required to be carried for similar types of buildings within the general vicinity of the Park or as may be reasonably required by any of Landlord's lenders.

        12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and
(iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Ten Thousand Dollars ($10,000).
Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

        12.3 Additional Insureds and Coverage: Landlord, any property management company and/or agent of Landlord for the Premises, the Lot or the Park, and any lender(s) of Landlord having a lien against the Premises, the Lot or the Park shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A-1 hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

        12.4 Failure of Tenant to Purchase and Maintain Insurance: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

        12.5 Landlord's Insurance: Landlord shall maintain in full force and effect during the Term of this Lease, subject to reimbursement as provided in Section 6, policies of insurance which afford such coverages as are commercially reasonable and as is consistent with other properties in Landlord's portfolio. Landlord shall also procure such additional insurance coverage as Tenant shall reasonably request Landlord to obtain; provided, however, notwithstanding anything to the contrary contained herein, Tenant shall pay, and shall be solely responsible for, any and all costs, premiums and expenses of any such additional insurance, as Additional Rent, and Tenant shall pay same to Landlord within ten (10) days of Landlord's demand therefor. Landlord shall obtain and keep in force during the Term of this Lease, as an item of Operating Expenses, a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Building, including all improvements, fixtures (other than trade fixtures) and permanent additions. However, all alterations, additions and improvements made to the Premises by Tenant (other than the Tenant Improvements) shall be insured by Tenant rather than by Landlord. The amount of such insurance procured by Landlord shall be equal to one hundred percent (100%) of the full replacement cost of the Building (excluding the cost of excavation and installation of footings), including all improvements and permanent additions as the same shall exist from time to time, or the amount required by Lenders. At
Landlord's option, such policy or policies shall insure against all risks of direct physical loss or damage (including, without limitation, the perils of earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss.
 If any such insurance coverage procured by Landlord has a deductible clause, the deductible shall not exceed commercially reasonable amounts, and in the event of any casualty, the amount of such deductible shall be an item of Operating Expenses as so limited. Notwithstanding anything to the contrary contained herein, to the extent the cost of maintaining insurance with respect to the Building and/or any other buildings within the Park is increased as a result of Tenant's acts, omissions, alterations, improvements (including without limitation, the Tenant Improvements), use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, such increase(s) as Additional Rent.


13. WAIVER OF SUBROGATION

Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.


14. LIMITATION OF LIABILITY AND INDEMNITY

Except to the extent of damage resulting from the active negligence or willful misconduct of Landlord or its agents, employees, representatives or contractors (collectively, the "Landlord's Representatives"), Tenant agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises and/or the Park, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

        Except to the extent of damage resulting from the active negligence or willful misconduct of Landlord or Landlord's Representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, or any of Landlord's Representatives shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises.


15. ASSIGNMENT AND SUBLEASING

        15.1 Prohibition: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without in each instance first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, but which shall be subject to the provisions of this Section 15.
 Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if at the time of Tenant's request for Landlord's consent to any proposed assignee or subtenant (i) Tenant is in default of its obligations under this Lease beyond applicable notice and cure periods, or (ii) the use to be made of the Premises by the proposed assignee or subtenant differs from the uses permitted under this Lease. Tenant further agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed subtenant or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) for which Landlord would be responsible hereunder and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed subtenant or assignee shall
(a) first deliver plans and specifications for complying with such additional ADA requirements and/or Environmental Laws and obtain
Landlord's written consent thereto, and (b) comply with all Landlord's reasonable conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. No consent to any assignment or sublease shall constitute a waiver of the provisions of this Section 15, and all subsequent assignments or subleases may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, but which shall be subject to the provisions of this
Section 15.

        15.2 Request for Consent: Except as otherwise provided below and in Section 15.6, if Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least twenty (20) days prior to the proposed commencement of the sublease or assignment
(the "Proposed Effective Date") the following information and documents
(the "Tenant's Notice"): (i) the name, address and nature of the business of the proposed assignee or subtenant; (ii) such information as to such assignee's or subtenant's financial responsibility and condition as Landlord may reasonably require (including without limitation, audited financial statements for no more than the three (3) most recent consecutive fiscal years) to enable Landlord to determine its financial condition; (iii) the aforementioned plans and specifications, if any;
(iv) the Proposed Effective Date of such proposed assignment or sublease; and (v) the proposed form of sublease or assignment agreement (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. Tenant shall give Landlord the Tenant's Notice by registered or certified mail addressed to Landlord at Landlord's Address. Within ten (10) business days after Landlord's receipt of the Tenant's Notice (the "Landlord Response Period") Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed assignment or sublease and the election to recapture as set forth in Section 15.3 below. If Landlord does not elect to recapture pursuant to the provisions of Section 15.3 hereof and Landlord does consent to the requested proposed assignment or sublease, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant's Notice. Within said Landlord Response Period, in addition to the other provisions hereof, Landlord shall have the right to withhold consent to the proposed assignment or sublease (a) if the proposed use is prohibited by the provisions of this Lease, and in particular, the provisions of Section 9 hereof, (b) the proposed assignee's financial condition, in the reasonable judgment of Landlord, is not reasonably adequate and sufficient in relation to the then remaining obligations of Tenant under this Lease, or (c) if Tenant publicly offers or advertises to assign or sublet at a rate that is below the then current market rate being charged for space of similar nature and size by landlords of comparable buildings in the Los Angeles market.
 Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the performance of, and compliance with, all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability under this Lease. Except as otherwise expressly set forth in Section 15.6 below, for purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (other than pursuant to one or more publicly traded transfers of common stock) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant (except for a permissible assignment to a Related Entity) unless expressly authorized in writing by Landlord. As Additional Rent hereunder, Tenant shall pay to Landlord, within thirty (30) days of Landlord's written demand therefor, a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. Notwithstanding anything to the contrary contained herein, if Tenant properly exercises the Expansion Option and leases the Expansion
Premises, then during the first two (2) years of the initial term of the Lease for said Expansion Premises (the "EP Tolling Period") if Tenant permissibly subleases portions of the Expansion Premises (an "EP
Sublease"), (A) Tenant shall not be required to pay to Landlord any portion of the Bonus Rent paid during the EP Tolling Period, and (B) Landlord shall not have the right to recapture the space subject to the EP Sublease during the EP Tolling Period.

        15.3 Recapture: Except for an assignment to a Related Entity in accordance with the provisions of Section 15.6 of this Lease and except for an EP Sublease during the EP Tolling Period pursuant to the provisions of Section 15.2 hereof, in the event the sublease or assignment (i) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than thirty-five percent (35%) of the rentable square feet of the Building or
(ii) is for a term which by itself or taken together with then existing or pending subleases or partial assignments is greater than fifty percent (50%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant within Landlord's Response Period, to recapture the space described in the sublease or assignment.
If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire Term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Notwithstanding the foregoing or anything to the contrary contained in Section 15.4 hereof, Landlord shall not have the right to recapture the proposed sublease or assignment space if the proposed sublease or assignment is to an entity or party not considered to be a Related Entity under this Lease so long as Landlord is paid one hundred percent (100%) of the Bonus Rent (hereinafter defined) by Tenant, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder.

        15.4 Excess Sublease Rental or Assignment Consideration: Subject to the provisions of Sections 15.2 and 15.3 hereof, in the event of any sublease or assignment of more than thirty-five percent (35%) of the Premises (in the aggregate) to an entity which is not a Related Entity where the rent or other consideration provided for or with respect to the sublease(s) or assignment(s) either initially or over the term of the sublease(s) or assignment(s) exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space(s) reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent
(50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder after deducting Tenant's actual but reasonable costs of subletting, including, but not limited to, advertising and then customary brokerage commissions and tenant improvement costs incurred with respect to such sublease(s) or assignment(s) (the "Bonus Rent").

        15.5 Waiver: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

        15.6 Related Entity Exception: Notwithstanding anything to the contrary contained in this Section 15 and so long as Tenant (a) is not in default of any of its obligations under this Lease beyond any applicable notice and cure periods, and (b) complies with all of the requirements of this Section 15.6, Tenant shall not be required to obtain Landlord's prior written consent in any of the following instances:

       (i) to any assignment or sublease to any franchisee, customer in the ordinary course of business, joint venture partner or any entity controlled or under common control with Tenant or to a parent or wholly-owned subsidiary of Tenant (as such terms may be defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended or supplemented from time to time), and in the case of a sublease, each subtenant's use of said subleased space conforms to the provisions of this Lease, and in particular, Section 9 hereof; and

       (ii) to any assignment to Tenant's successor in interest by merger, consolidation, or acquisition of substantially all of Tenant's assets.

        Tenant shall deliver to Landlord a photocopy of the assignment or sublease on or about the effective date thereof. The assignee or subtenant shall use the Premises in accordance with the uses permitted herein, and in particular, under Section 9 hereof, and shall be subject to all other terms, covenants and provisions of this Lease. As a condition precedent to any assignment or sublease made under this Section 15.6, Tenant shall give Landlord at least ten (10) business days' written notice of its intention to assign this Lease or to sublet all or any portion of the Premises, which notice shall include: (A) notice that Tenant intends to assign or sublease under Section 15.6 of the Lease; (B) the terms and conditions of the assignment or sublease, including without limitation, the identity of said assignee or subtenant; and (C) sufficient financial information to enable Landlord to determine whether or not the assignee or Tenant's successor in interest has satisfied the financial criterion set forth in subsection (ii) above. No assignment or subletting under or pursuant to the provisions of this Section 15.6 shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee) throughout the Term of this Lease, and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease throughout the Term of this Lease. An assignee of Tenant under or pursuant to the provisions of this Section 15.6 shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant under or pursuant to the provisions of this Section 15.6 shall relieve Tenant of any liability under this Lease. For purposes of this Lease the term "Related Entity" shall mean and refer to an entity which conforms with the requirements of this Section 15.6.


16. AD VALOREM TAXES

Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord, subject to Tenant's ability to audit as provided in
Section 6.5 hereof.


17. SUBORDINATION

Subject to the provisions of this Section 17 with respect to obtaining a reasonably acceptable subordination, non-disturbance and attornment agreement, at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing but subject to the provisions of this Section 17, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, and such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default (beyond applicable notice and cure periods, if any) of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; or (c) bound by prepayment of more than one (1) month's Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in a commercially reasonable form requested by Landlord, ground lessor, mortgagee or beneficiary (provided such document(s) does not materially and adversely affect Tenant's rights hereunder), any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any wrongful failure of Tenant to execute or deliver to Landlord any such additional documents. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against, the Premises and the Lot in favor of Credit Suisse First Boston Mortgage Capital LLC (the "Current Lender"). Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit G attached hereto, entitled "Subordination, Non-Disturbance and Attornment Agreement." Within twenty (20) business days after both parties have executed this Lease, Landlord shall deliver to Tenant a copy of the fully executed Subordination, Non-Disturbance and Attornment Agreement, or if the Current Lender records said agreement, an endorsed copy of said agreement. If Landlord at any time during the Term of the Lease causes the Premises and the Lot to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, the parties acknowledge and agree that the form of any non-disturbance and attornment agreement that may be requested to be executed and delivered by Tenant in connection therewith will not be the "Non-Disturbance and Attornment Agreement" attached to the Lease as Exhibit G, but will be in substantially the same form as Exhibit G hereto. If the foregoing occurs and/or if any party which acquires, or otherwise succeeds to, Landlord's interest in the Premises or the Lot (including without limitation, any ground lessee) encumbers or places a lien against the Premises, the Building or the Lot with a mortgage, deed of trust or similar security instrument and the beneficiary thereof requires this Lease to be subordinated to such encumbrance or lien, Landlord or the successor of Landlord will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to Landlord or such successor of Landlord, the subject beneficiary and Tenant and substantially the same as Exhibit G hereto. If said subordination, non-disturbance and attornment agreement is required and agreed upon by the aforesaid parties, Landlord or the successor of Landlord, the subject beneficiary and Tenant shall cause any such subordination, non-disturbance and attornment agreement to be executed, acknowledged and recorded concurrently with, or as soon as practicable after, the execution and recordation of any such lien, deed of trust or mortgage. In addition to the foregoing, if Landlord enters into a ground lease with regard to the Building and/or the Lot and such ground lessee requires this Lease to be subordinated to such ground lease, the ground lessee and ground lessor will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to such ground lessee, ground lessor, any beneficiary of ground lessee, and to Tenant.


18. RIGHT OF ENTRY

Except in the event of an emergency which if not responded to immediately poses an imminent risk of injury to persons or damage to property (in which instances only prior notice shall not be required, however, Landlord or its agents shall be accompanied by a representative of Tenant if required herein) Landlord or its representatives, contractors, agents, lenders, employees and prospective buyers (collectively, the "Landlord Representatives") may enter the Premises upon twenty-four (24) hours prior notice and, provided that the Premises are wholly fenced or gated and there is a security guard on-site, accompanied by Tenant's personnel or representative for purposes of inspection, exhibition, posting of notices, repair or alteration, including without limitation, for purposes of responding to any release or discharge of Hazardous Materials in, on or about the Premises. Tenant covenants that a representative of Tenant will be available to accompany Landlord and the Landlord Representatives at all times. Additionally, Tenant covenants and agrees that it shall hire and maintain a security guard and other security personnel seven (7) days a week, 24 hours a day throughout the Lease Term so long as the Premises are wholly fenced or there is a gate. During the last ten (10) months of the Lease Term, Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Building and in the parking lot of the Premises. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the parking lot of the Premises. Except in the event of an emergency, Landlord and Landlord's Representatives shall, as a condition of entry, execute Tenant's standard confidentiality and non-disclosure agreement which Tenant requires of all visitors to its Premises in the form of Exhibit H attached hereto. Tenant shall deliver to Landlord and the Landlord Representatives a full and complete copy of any security manuals with respect to Tenant's operations in the Premises.


19. ESTOPPEL CERTIFICATE

Tenant shall execute (and acknowledge if required by any Lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that the information contained in said estoppel certificate is true, correct and complete in all respects, including without limitation, that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) there are no uncured defaults in Landlord's performance, and (c) not more than one month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate.

        Landlord shall execute (and acknowledge if required by any lender) and deliver to Tenant, within ten (10) business days after Tenant provides such to Landlord, a statement in writing certifying that, to the best of Landlord's actual knowledge) this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Base Rent and other charges are paid in advance, if any and acknowledging that there are not, to Landlord's actual knowledge, any uncured defaults on the part of Tenant hereunder or specifying such defaults as are claimed. Any such statement may be conclusively relied upon by Tenant and any prospective lender, joint venturer or purchaser of Tenant. Landlord's failure to deliver such statement within such time shall be conclusive upon the Landlord that (a) this Lease is in full force and effect, without modification except as may be represented by Tenant;
(b) there are no uncured defaults in Tenant's performance; and (c) not more than one month's Rent has been paid in advance.


20. TENANT'S DEFAULT

The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse.

20.2 The failure by Tenant to make any payment of Rent, Additional
Rent or any other payment required hereunder on the date said payment is due;

20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 29 hereof), (b) Tenant making the repairs, maintenance and replacements required under the provisions of Section 11.1 hereof, or (c) the timely delivery by Tenant of a subordination, non-disturbance and attornment agreement, an assignment or sublease agreement, an estoppel certificate and insurance certificates, (ii) ten (10) business days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by Section 11.1, and (iii) the time period specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely and properly make the repairs, maintenance, or replacements required by Section 11.1, or timely deliver a subordination, non-disturbance and attornment agreement, an assignment or sublease agreement, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten (10) business day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure;

20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

20.5 Tenant's use or storage of Hazardous Materials in, on or about any portion of the Premises or the Park other than as expressly permitted by the provisions of Section 29 below; or

20.6 The intentional making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.


21. REMEDIES FOR TENANT'S DEFAULT

21.1 Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this
Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, and Tax Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses and Tax Expenses and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

21.2 Damages Recoverable: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the unamortized cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the unamortized portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all reasonable Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

21.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant has at any time been in Chronic Default of its obligations hereunder during the Term of this Lease, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

21.4 Waiver of a Default: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.


22. HOLDING OVER

If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 125% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional twenty-five percent (25%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.


23. LANDLORD'S DEFAULT

Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, except for Emergency Repairs (defined below), a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion. For purposes of this provision, "Emergency Repairs" shall mean those repairs which are the express obligation of Landlord and which if not made immediately are very likely to pose a material and imminent risk of injury to persons or substantial damage to property. Emergency Repair shall be commenced by Landlord within two (2) business days after notice and diligently pursued to completion; however, Tenant shall promptly provide to Landlord follow-up written notice thereof.


24. PARKING

Subject to reduction due to a casualty or condemnation, Tenant shall have throughout the Term of this Lease, without a fee or charge, the number of parking spaces specified in the Basic Lease Information. Such parking shall be provided in the Premises and Landlord shall not grant other or additional rights to use the parking areas within the Premises. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.


25. SALE OF PREMISES

In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be entirely released from any and all of its obligations to further perform under this Lease and from all liability hereunder to the extent such obligations or liability arises or accrues from or after the date of such sale. Notwithstanding the foregoing, such successor in interest shall assume, in writing, Landlord's obligations hereunder to the extent first arising and accruing from and after the date of such transfer and Landlord shall notify Tenant of such in writing on or after the date of such conveyance. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building or the Park, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.


26. WAIVER

No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.


27. CASUALTY DAMAGE

27.1 Casualty. If the Premises or any part thereof (excluding the Tenant Improvements and any other alterations, additions or improvements installed by or for the benefit of Tenant) shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made: (a) within one hundred twenty
(120) days; or (b) in more than one hundred twenty (120) days, from the date of such notice.

27.1.1 Minor Insured Damage. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within one hundred twenty (120) days, subject to the provisions hereof, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage or, at Tenant's election to be made within ten (10) business days of being notified of said shortfall, Tenant contributes any shortfall in insurance proceeds, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace the Tenant Improvements or any alterations, additions or improvements installed by or for the benefit of Tenant or any part of Tenant's Property. The Rent payable hereunder shall be abated proportionately from the date and to the extent such damage or destruction materially interferes with Tenant's use or occupancy of the Premises but only to the extent rental loss insurance proceeds are received by Landlord. Notwithstanding the foregoing, if insurance proceeds are not available to fully repair the damage and Tenant elects not to contribute said shortfall or fails to timely notify Landlord of said election, then Landlord may terminate this Lease by delivering written notice thereof to Tenant. If Landlord elects to terminate this Lease, Rent shall be abated from the date Tenant actually vacates the Premises.

27.1.2 Major Insured Damage. If the Premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within one hundred twenty (120) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date Tenant actually vacates the Premises; provided, however, if Landlord elects to terminate this Lease due to a shortfall of insurance proceeds to fully repair said damage, then within ten (10) days after Landlord notifies Tenant of same, Tenant may elect to require Landlord to rescind said termination if, and only if, Tenant unconditionally and conclusively agrees to fully, promptly and completely pay to Landlord the entirety of any actual shortfall of insurance proceeds. If neither party elects to terminate this Lease or if Tenant timely elects to so contribute any shortfall in funds to allow Landlord to fully repair the damage and Landlord rescinds its election to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to fully repair the damage or Tenant contributes any shortfall in insurance proceeds (except that Landlord shall not be required to rebuild, repair, or replace The Tenant Improvements, or any alterations, additions or improvements installed by or for the benefit of Tenant or any part of Tenant's Property). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent such damage or destruction materially interferes with Tenant's use or occupancy of the Premises or portion thereof, as applicable, but only to the extent rental loss insurance proceeds are received by Landlord.

27.1.3 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of
Section 27.2 below, if the Premises are damaged or destroyed during the last year of the then applicable term of this Lease, Landlord may, at its option, cancel and terminate this Lease by giving written notice to Tenant of its election to do so within sixty (60) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If Landlord so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) business days after Tenant's receipt of such notice.

27.2 Tenant's or Tenant's Representative's Fault. If any portion of the Premises is damaged or destroyed due to the fault, negligence (active or passive) or breach of this Lease by Tenant or any of Tenant's Representatives, Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by any insurance proceeds. In addition, notwithstanding any to the contrary contained herein, Tenant shall not have any rights to terminate this Lease pursuant to the provisions of this Section 27.

27.3 Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, any deductible amounts under the property insurance policies for the Premises and/or the Park. If any portion of the Premises is damaged and is not fully covered by insurance proceeds received by Landlord (and Tenant elects not to pay any such difference) or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord or Tenant shall also have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of Landlord's delivery of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly intended to survive any such termination of this Lease. If Tenant or Landlord elects to terminate this Lease due to any such casualty or damage to the Premises in accordance with the provisions of this Section 27, Tenant shall use all diligent efforts to vacate the Premises as quickly as possible after the occurrence of such damage or casualty.

27.4 Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy as specifically provided above in this Section 27. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease, except as otherwise expressly permitted hereunder, or offset any amounts against Rent pursuant to rights accorded Tenant by any Law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended, substituted or supplemented from time to time.


28. CONDEMNATION

If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, on a square foot basis, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.


29. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

29.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit E and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents related to such Hazardous Materials as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit D. Landlord has approved the Initial HazMat Certificate; however, any such approval by Landlord shall not be construed to relieve Tenant from its obligations and/or any liabilities under this Section 29.

29.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials, and carcinogens; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

29.3 Prohibition; Environmental Laws: Except for those Hazardous Materials of the type and in the quantities specified in the Initial HazMat Certificate and in the HMMP (defined below), Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the Initial HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Except for the double contained, leakage monitored above-ground tank specified in the HMMP (defined below), Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Such above-ground tank in which diesel fuel is stored, used and/or distributed therefrom shall be sealed in a leak-proof, double-contained tank using the best available technology at the time of installation. Landlord shall have the right at all times during the Term of this Lease (i) subject to the provisions of Section 18 hereof, to inspect the Premises, (ii) to conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this
Section 29, and (iii) to request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith. Notwithstanding anything to the contrary contained herein, Tenant and Tenant's Representatives shall not conduct any diesel or gas filling operations in, on, at or about the Premises it being Tenant's intention to solely use said diesel for emergency generator situations only. In addition to the foregoing, Tenant and Tenant's Representatives shall limit the types and amounts of Hazardous Materials to be stored at the Premises to the types and quantities specified in the Initial HazMat Certificate attached hereto.

29.4 Tenant's Environmental Obligations:  Tenant shall give to
Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in the Park. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof.
If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Lot and the Park after the satisfactory completion of such work. Notwithstanding anything to the contrary contained herein and in addition to Tenant's obligations under this Section 29.4 any Hazardous Materials to be stored at the Premises by Tenant and/or Tenant's Representatives shall be stored in the tank and concrete containment structure for the tank and the generators, and handled in the manner specified in the draft Hazardous Material Management Plan for Tenant's operation at the Building (the final approved version thereof referred to as the "HMMP") and in strict accordance with all Environmental Laws, including without limitation, the regulations, standards and requirements of the National Fire Protection Association and the applicable building and fire departments. In addition to any other rights and remedies available to Landlord under the provisions of this Lease, it will be a material default if Hazardous Materials are stored and/or used in, on, at or about the Premises in quantities, or are of a type, other than as specified in the Initial HazMat Certificate hereto or any subsequent HazMat Certificate, or any Hazardous Materials are handled in any manner which is different from those procedures specified in the HMMP or as otherwise required by Environmental Laws. In addition to any other requirements imposed upon Tenant and Tenant's Representatives under this Section 29 or in any other provision of this Lease Tenant shall give immediate written notice to Landlord of: (a) any enforcement, remediation, or other regulatory action or order, taken or threatened, by and agency regarding, or in connection with, the presence, release or threat of release of any Hazardous Materials in, on, under, about or from the Premises, or otherwise resulting from Tenant's or Tenant's Representatives' use of the Premises;
(b) all demands or claims made or threatened by any third party against Tenant or any of Tenant's Representatives and relating to liability, loss, damage, or injury resulting from the presence, release or threat of release of any Hazardous Materials in, on, under, about or from any portion of the Premises, or otherwise arising, in any manner whatsoever, from Tenant's or Tenant's Representatives' use of the Premises; (c) any spill, release, or discharge of Hazardous Materials in, on, under, about or from the Premises, including without limitation, any such spill, release, or discharge required to be reported to any agency under any Environmental Law; and (d) all incidents or matters where Tenant or any of Tenant's Representatives is required to give notice to any agency pursuant to any Environmental Laws. Tenant shall post and maintain such notices in, at and about the Premises as required by any Environmental Laws, including without limitation, any notices required under Proposition 65. Tenant shall promptly provide to Landlord true and complete copies of all materials, reports, technical data, notices, and correspondence relating to the above incidents or any other matters subject to Landlord notification or notification to other tenants in the Park or to the general public. Tenant shall also obtain and promptly provide to Landlord true and complete copies, revisions, and/or modifications of all building permits, permits, fire permits, manufacturer specifications for the tank and the generators, approvals, and registrations Tenant receives or submits with respect to its operations on the Premises, including without limitation, any revisions or modification to its HMMP, and, at a minimum annually, inspection reports, leakage reports and test results for the tank and generators. Tenant hereby covenants, represents and warrants that it shall promptly and diligently prepare and deliver to Landlord a final approved HMMP with respect to the Premises by no later than sixty
(60) days after the Lease Date. In addition to the foregoing, Tenant shall (1) implement vapor control and spill prevention control measures for the tank and the generators, (2) obtain inspection reports from the applicable building and fire departments after the installation of the tank and the generators, and (3) promptly deliver to Landlord evidence thereof, including a true and complete copy of all such inspection reports.

29.5 Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Lot and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this
Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

29.6 Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Lot and/or the Park is not as a result of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.


30. FINANCIAL STATEMENTS

The provisions of this Section 30 shall not apply to Tenant or any Related Entity for so long as the Tenant or any Related Entity of Tenant is a publicly traded company for which audited financial statements are available to the public. Any assignee or subtenant of Tenant, and Tenant and any Related Entity of Tenant that is not publicly traded will for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten
(10) business days after Landlord's request therefor, but not more often than once annually so long as Tenant, the assignee, the subtenant or the Related Entity (as the case may be) is not in default of this Lease, deliver to Landlord the then current audited financial statements of said assignee, subtenant, or non-publicly traded Tenant or Related Entity which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of said entity at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, said entity shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of said entity.


31. GENERAL PROVISIONS

        31.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

        31.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        31.3 Recordation. Tenant shall not record this Lease. Landlord and Tenant shall, contemporaneously with the execution and delivery of this Lease, execute, deliver and record a Memorandum of Lease in substantially the form of Exhibit F hereto.

        31.4 Landlord's Personal Liability. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Premises, and Landlord shall be automatically released from further performance of any unaccrued obligations under this Lease upon transfer of Landlord's interest in the Premises.

        31.5 Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

        31.6 Choice of Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

        31.7 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

        31.8 Entire Agreement. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

        31.9 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and, subject to creditors' rights generally, enforceable against Tenant in accordance with its terms.

        31.10 Notices. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery to the Vice President of operations of Landlord's property management company; or (c) by overnight courier, addressed to Landlord, Attention: Vice President, Operations, 30 Executive Park, Suite 100, Irvine, California 92614. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to the General Counsel of Tenant; or (iii) by overnight courier, all of which shall be addressed to Tenant at Tenant's Address as stated in the Basic Lease Information or at such other address as Tenant may specify by notice given to Landlord pursuant to this Section 31.10. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail if notice is sent by mail, when personally delivered if notice is given by personal delivery or when delivered if notice is given by overnight courier.

        31.11 Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

        31.12 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

        31.13 Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises or the Park, and/or any claim of injury, loss or damage.

        31.14 Merger. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.


32. SIGNS

All signs and graphics of every kind located on the exterior of the Building shall be subject to Landlord's prior written approval, which approval will not be unreasonably withheld or delayed, and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's reasonable sign criteria as same may exist from time to time. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal.
 Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or
(b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.


33. MORTGAGEE PROTECTION

Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has requested such notice (however, upon executing a subordination agreement said mortgagee or beneficiary shall be deemed to have requested a notice) and provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.


34. QUITCLAIM

Upon any termination of this Lease and/or the Purchase Option, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises and the Purchase Option, as applicable. If Tenant wrongfully fails to timely deliver to Landlord such a quitclaim deed, Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all judgments, claims, losses, damages, actions, liabilities, costs and expenses (including without limitation, attorneys' fees and costs) relating to such failure.


35. MODIFICATIONS FOR LENDER

If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.


36. WARRANTIES OF TENANT

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto.
Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly set forth in writing, is hereby waived by Tenant.


37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT

Landlord and Tenant hereby agree and acknowledge that the Premises and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Premises or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained herein, if Tenant in the conduct of its operations in the Premises (and not in making any alterations or improvements in or about the Premises, including without limitation, the Tenant Improvements) fails to comply with the ADA requirements, Tenant shall not be considered to be in default of the provisions of this Lease so long as Tenant indemnifies Landlord and the other Indemnitees with respect to said violations, as such indemnity is set forth herein.


38. BROKERAGE COMMISSION

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party.
 Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease. Landlord shall pay and indemnify and hold Tenant free and harmless from all fees and commissions owed or hereafter owing to Brokers in connection with this Lease (but not the Purchase Option for which no commission is due or payable).


39. QUIET ENJOYMENT

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease beyond any applicable cure periods , and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, nor any of Landlord's Representatives shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.


40. LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS

Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may upon twenty-four hours prior written notice to Tenant, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense reasonably entailed or the reasonable payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of
(i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law.


41. ADJUSTMENTS TO BASE RENT

The monthly Base Rent payable by Tenant to Landlord, as set forth in this Lease, shall be adjusted effective on the first (1st) day of each of the thirty-first (31st), sixty-first (61st) and ninety-first (91st) month anniversary dates of the Commencement Date of this Lease (each an "Adjustment Date"), in accordance with the percentage increase, if any, in the "Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W) for Los Angeles-Riverside-Orange County, California" (Base:
1982-1984=100), as published by the United States Department of Labor, Bureau of Labor Statistics ("Index").

The monthly Base Rent payable on each Adjustment Date shall be the product of the monthly Base Rent in effect on the last day preceding each Adjustment Date and the fraction described below. The denominator of such fraction shall be the Index in effect one (1) month prior to the Commencement Date of the Lease or the last Adjustment Date, as the case may be ("Base Index"). The numerator of such fraction shall be the Index in effect one (1) month prior to the last day preceding each Adjustment Date ("Adjustment Index"). The monthly Base Rent shall be increased and paid thereafter in accordance with the percentage increase, if any, between such Indices; provided, however, in no event shall such increase, on an annual basis, be less than two percent (2%) or more than five percent (5%).

Should said Bureau discontinue the publication of the above Index, or the compilation of the Index be materially altered, or publish the same less frequently, or vary the method of calculation of same, or alter the same in some other manner, then Landlord shall adopt a substitute index which is most nearly the same or substitute procedure which reasonably reflects and monitors consumer prices, and shall be used to make such calculation.
 If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, or, if said bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice Hall Inc. or by any other nationally recognized publisher of similar statistical information.
 In the event the compilation and/or publication of the Index shall be discontinued or materially altered, then the index most nearly the same as the Index shall be used to make such calculation. In the event Landlord and Tenant cannot agree on such alternative Index, then the matter shall be submitted to the American Arbitration Association in accordance with the then rules of the said Association and a decision of the arbitrators as to the applicable Index shall be binding upon the parties. The cost of said arbitrator shall be paid equally by Landlord and Tenant.

        Example:

Hypothetical Facts:
Lease Commencement  Date or
Last Adjustment Date: 9/1/92
Adjustment Date: 9/1/93
Monthly rent in  effect: 8/31/93          $2,000.00

Base Index: July, 1992 - 410.0


Adjustment Index: July, 1993 - 430.0


Adjusted Rent  Calculation:



Ratio of Indices: 430.0 = 1.0488 or  4.88%
                  410.0

Adjusted monthly rent:          $2,000.00 x 4.88% = $2,097.60

42. OPTIONS TO EXTEND THE LEASE TERM

42.1 Grant of Extension Options. Subject to the provisions, limitations and conditions set forth in Section 42.5 below, Tenant shall have an option (individually, an "Option" and collectively, the "Options") to extend the term of the Lease for two (2) successive five
(5) year periods (individually, the "First Extended Term" and the "Second Extended Term", respectively, and collectively, the "Extended Terms").

42.2    Tenant's Option Notice.  Landlord must receive written notice
(an "Option Notice") from Tenant of Tenant's exercise of an Option on a date which is not more than twelve (12) months nor less than ten (10) months prior to the end of, with respect to the First Extended Term, the initial term of the Lease or, with respect to the Second Extended Term, the First Extended Term. In the event Tenant fails to timely and properly exercise such Option for the (i) First Extended Term, all rights to both Options shall automatically terminate and be of no further force or effect, or (ii) Second Extended Term, all rights to the Option for the Second Extended Term shall automatically terminate and be of no further force or effect.

        42.3 Establishing the Initial Monthly Base Rent for the Extended Terms. The initial monthly Base Rent for each of the First Extended Term and the Second Extended Term shall be ninety-five percent (95%) of the then current market rent for the then current use of the Premises within the competitive market area of the Premises (the "Fair Rental Value").
 Notwithstanding the foregoing, "Fair Rental Value" of the Premises means the current market rental value of the Premises as of the commencement of the First Extended Term or the Second Extended Term, as applicable, taking into consideration all relevant factors, including length of term, the warehouse uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements (but only to the extent the cost of which has been contributed to by Landlord), and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises.
 In no event shall the monthly Base Rent for any period of the First Extended Term, as determined pursuant to this Section 42.3, be less than the highest monthly Base Rent charged during the initial term of the Lease. In no event shall the monthly Base Rent for any period during the Second Extended Term, as determined pursuant to this Section 42.3, be less than the highest monthly Base Rent charged during the initial term or the First Extended Term.

    (a) Determination of Base Rent for the First Extended Term. Base Rent for the First Extended Term of this Lease, if applicable, shall be a monthly sum, (which in no event shall be less than the monthly sum payable during the last full calendar month of the initial term), which shall be determined as follows:

     (i) During the period commencing within the Option Notice and ending nine and one-half (9 1/2) months prior to the expiration of the initial term, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent for the First
Extended Term.

     (ii) If Landlord and Tenant are unable to agree, during the period stated in subsection (a)(i), on the Base Rent for the First Extended Term, such Base Rent shall be determined by appraisal in the manner provided in subsection (c) below.

    (b) Determination of Base Rent for the Second Extended Term. Base Rent for the Second Extended Term of this Lease, if applicable, shall be a monthly sum (which in no event shall be less than the monthly sum payable during the last full calendar month of the First Extended Term), which shall be determined as follows:

     (i) During the period commencing with Tenant's delivery of the Option Notice and ending nine and one-half (9 1/2) months prior to the expiration of the First Extended Term, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent for the Second Extended Term.

  (ii) If Landlord and Tenant are unable to agree, during the period stated in subsection (b)(i), on the Base Rent for the Second Extended Term, such Base Rent shall be determined by appraisal in the manner provided in subsection (c) below.

  (c) Appraisal Process. If Landlord and Tenant are unable to agree upon the amount of Base Rent payable during either of the Extended Terms, as provided above, they each shall, not later than ten (10) days after the end of the period for attempting to agree upon Base Rent, appoint an independent M.A.I. appraiser who shall have at least ten (10) years' experience in the commercial real estate market in which the Premises is located and shall be familiar with the valuation of comparable property in such area and otherwise qualified to act as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within said ten (10) day period, each party shall notify the other party in writing of the name, address, telephone number and qualifications of its appraiser so appointed.
 If either party shall fail to notify the other party of its named appraiser within said ten (10) day period, the determination of Base Rent by the single appraiser appointed shall be conclusive and binding upon both Landlord and Tenant.

      (i)     The appraisers appointed pursuant to this subsection
(c) shall determine the "Fair Rental Value" for the Premises as of the date of calculation thereof.

     (ii) The appraisers shall, not later than eight (8) months prior to the expiration of the initial term, or the First
Extended Term, as the case may be, report in writing to the party appointing him/her their opinion as to the Fair Rental Value. Each party shall, promptly upon receipt of the appraisal report from its appraiser, provide the other party with a copy thereof. Not later than seven and one-half (7 1/2) months prior to the expiration of the applicable Term, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent based upon the reports of the appraisers. If
Landlord and Tenant are unable to agree on the Base Rent within the time specified above, the appraisers shall appoint a third appraiser, qualified as aforesaid, who shall, not later than six and one-half (6 1/2) months prior to the expiration of the applicable Term, determine the Fair Rental
Value on the basis of the two appraisal reports previously prepared and consultation with such appraisers and/or other experts and competent authorities as such third appraiser shall deem relevant or appropriate in his/her discretion. So long as it is not inconsistent with any of the express provisions of this Lease and is not arbitrary and capricious, the written report and determination of Fair Rental Value by the third appraiser shall be accepted by Landlord and Tenant as the Base Rent, which determination shall be final and binding and enforceable in a court of competent jurisdiction with the same force and effect as if the same were a judgment duly entered by such court. In the event that the two originally appointed appraisers cannot for any reason agree on a third M.A.I. appraiser, then either Landlord or Tenant, on behalf on both, may request appointment of such third
M.A.I. appraiser by the then Chief Judge of the United States District Court having jurisdiction over the Premises, and neither party shall raise any question as to such Judge's full power and jurisdiction to entertain the application for and make such appointment hereunder.

   (iii) In the use of appraisers hereunder, each party shall pay the fees and expenses of its own appraiser and shall share equally the fees and expenses of any third appraiser appointed hereunder.

Upon determination of the initial monthly Base Rent for the First Extended Term and the Second Extended Term, as applicable, pursuant to the terms outlined above, Landlord and Tenant shall immediately execute an amendment to the Lease. Such amendment shall set forth among other things, the initial monthly Base Rent for the First Extended Term or the Second Extended Term, as applicable, and the actual commencement date and expiration date of the First Extended Term or the Second Extended Term, as the case may be. Tenant shall have no other right to further extend the term of the Lease under this Section 42 unless Landlord and Tenant otherwise agree in writing.

        42.4 Condition of Premises and Brokerage Commissions for the Extended Terms. If Tenant timely and properly exercises either Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "AS-IS" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Options; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

        42.5 Limitations On, and Conditions To, Extension Options. The Options described in this Section 42 are personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease except for an assignment to a Related Entity as part of the assignment of the entirety of this Lease. At Landlord's option, all rights of Tenant and any Related Entity in, to and under the Options described in this Section 42 shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant or the Related Entity, as the case may be, is in default in the performance of any of its obligations under this Lease beyond applicable notice and cure periods at the time of Tenant's or the Related Entity's (as the case may be) exercise of the then applicable Option to extend the then applicable term of this Lease; and/or (2)
Tenant or the Related Entity (as the case may be) has assigned all of its rights and obligations under the Lease to any party other than a Related Entity, or Tenant has subleased all of the Premises; and/or (3) Tenant has failed to exercise properly the Options described in this Section 42 in a timely manner in strict accordance with the provisions of this
Section 42; and/or (4) Tenant or the Related Entity (as the case may be) no longer has possession of all of the Premises under the Lease.

        42.6 Time is of the Essence. Time is of the essence with respect to each and every time period set forth in this Section 42.


43. OPTION TO EXPAND

        43.1 Grant of Expansion Option. Subject to the provisions, limitations and conditions set forth in this Section 43, Tenant shall have a one-time option ("Expansion Option") to lease the adjacent building situated within the Park consisting of approximately 107,182 rentable square feet ("Expansion Premises") on the terms and conditions as set forth below. Notwithstanding anything to the contrary contained herein, the Expansion Option shall not be effective until and unless the subject Expansion Premises becomes available for lease by a third party, subject and subordinate to the rights of the existing tenant, namely Duty Free Shoppers (together with its successors and assigns, "DFS"), presently occupying the Expansion Premises pursuant to the terms and provisions of its lease, as such lease may be later modified or amended but in no event extended. Notwithstanding anything to the contrary contained herein, the Expansion Option shall not be available to Tenant nor effective if the Expansion Premises are occupied through the Expansion Option Date defined below.

        43.2 Tenant's Election Notice to Lease Expansion Premises; and Lease Term for Expansion Premises. In order to duly exercise the Expansion Option hereunder Tenant must deliver to Landlord by no later than October 1, 2000 ("Expansion Option Date") prior written notice of its unconditional and unequivocal intention to exercise the Expansion Option to lease the Expansion Premises (the "Expansion Option Notice") commencing on the earlier to occur of (i) the date on which the Expansion Premises becomes available, or (ii) August 1, 2001 if DFS timely vacates the Expansion Premises and surrenders possession thereof to Landlord in accordance with DFS' lease agreement (the "EP Commencement Date").
Tenant hereby acknowledges and agrees that Landlord needs and requires at least nine (9) months' prior written notice of Tenant's election to exercise the Expansion Option hereunder. If Tenant timely and duly delivers to Landlord the Expansion Option Notice by the Expansion Option Date and Tenant also complies with all of the terms and provisions of this Section 43, the term for the Expansion Premises shall be coterminous with the Term of this Lease and begin on the EP Commencement Date.
Tenant acknowledges and agrees that the actual commencement date of the term for the Expansion Premises shall not be dependent upon completion of any tenant improvement work therein; rather, the actual commencement date shall be the EP Commencement Date dependent only upon the Expansion Premises then being vacant and available for lease by Tenant.

        43.3 Expansion Premises Base Rent, Security Deposit and Other Terms. The Rent payable by Tenant for the Expansion Premises shall initially be the same as is then in effect for the Premises as of the EP Commencement Date and thereafter shall be subject to adjustments in accordance with the provisions of Section 41 above. Tenant shall not be required to pay Base Rent for the Expansion Premises during the first two
(2) calendar months of the Term therefor. If the Expansion Option is duly exercised, from and after the EP Commencement Date, the term "Premises" as used herein shall mean and refer to the aggregate of the Premises, as described herein as of the Lease Date, and the Expansion Premises. In addition to the increase in Rent, (i) the amount of the Security Deposit shall be increased by the amount of the last months' Base Rent payable for the Expansion Premises (as estimated by Landlord) and Tenant shall pay same to Landlord within ten (10) business days of delivery to Landlord of the Expansion Option Notice, (ii) the Tenant's Share for all expenses shall increase to 100% of the Park, (iii) the number of Tenant's parking spaces shall be increased commensurately, (iv) Exhibit B shall be modified to provide that there shall be no Tenant Improvement Allowance attributable or otherwise payable by Landlord with respect to the Expansion Premises; it being the intention of the parties that the Tenant pay for all of the costs and expenses associated with any tenant improvements to be made to the Expansion Premises, (v) the exclusions from the definition of Operating Expenses shall be modified as appropriate, including but not limited to, deleting clauses (vi) and
(xii) therefrom, and (vi) the parties shall execute an amendment to this Lease effectuating the foregoing within ten (10) business days of delivery to Landlord of the Expansion Option Notice. All other terms and conditions shall remain the same.

        43.4 Brokerage Commission for the Expansion Premises. Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable or allegedly payable to any broker now or hereafter procured or otherwise hired by Tenant ("Tenant's Broker") in connection with Tenant's lease of the Expansion Premises. Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible or otherwise liable for the payment of any such brokerage commissions and/or finder's fees to Tenant's Broker and, accordingly, Tenant shall indemnify, defend and hold Landlord and each of its partners, members, officers, directors, shareholders, representatives and agents harmless from and against any and all claims, damages, judgments, liabilities, costs and expenses (including without limitation, attorneys' and experts' fees and costs) related thereto.

        43.5    Limitations on, and Conditions to, Expansion Option.

                43.5.1 The Expansion Option granted to Tenant herein is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease except for an assignment to a Related Entity as part of the assignment of the entirety of this Lease. At Landlord's sole option, all rights of Tenant and any Related Entity in, to and under this Section 43 shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur at any time during the Term of the Lease: (i) Tenant or the Related Entity, as the case may be, is in default of any provision of the Lease beyond applicable notice and cure periods at the time of Tenant's or the Related Entity's (as the case may be) delivery to Landlord of the Expansion Option Notice; and/or (ii) Tenant or the Related Entity (as the case may be) has assigned all of its rights and delegated its obligations under the Lease to a party other than a Related Entity or Tenant has subleased all of the Premises;
and/or (iii) Tenant has failed to timely, properly and duly exercise the Expansion Option in strict accordance with the provisions of this Section 43; and/or (iv) Tenant or the Related
Entity (as the case may be) no longer has possession of all of the Premises.

                43.5.2 If any of the following described events occur the Expansion Option shall automatically terminate with respect to the Expansion Premises and thereafter be of no further force or effect:
(i) Tenant elects not to exercise the Expansion Option; or (ii)
Tenant fails to timely deliver the Expansion Option Notice to Landlord prior to the Expansion Option Date. If any of the foregoing events occur, Tenant shall have no further right to exercise the Expansion Option thereafter. It is the express intention of the parties hereto that the Expansion Option only be available to be exercised, declined or deemed declined by Tenant one time and the Expansion Option shall neither be construed nor interpreted as being a continuing right of Tenant or of a continuing nature.

        43.6. Confidentiality Obligations. Tenant hereby covenants and warrants to Landlord that Tenant shall (i) keep and maintain the terms and provisions of this Section 43 and the terms of any offers, acceptances and correspondence pursuant to this Section 43 strictly confidential, and (ii) not disclose, disseminate or otherwise publish the terms of this Section 43 or the terms of any offers, acceptances and correspondence to any party other than to Tenant's respective advisors. The foregoing covenant and warranty made by Tenant shall not apply in those instances where such disclosure is required by law, a valid court order, or in order to effectuate the provisions of this Section 43. If any such disclosure is made, then Tenant shall ensure that each party to whom such disclosure is made will enter into a similar covenant and warranty to maintain such information in strict confidence for the benefit of Landlord. If Tenant violates any of the provisions of this
Section 43.6, then Landlord may immediately terminate the Expansion Option unless Tenant cures such violation within ten (10) days after Landlord's delivery to Tenant of written notice thereof.

        43.7 Time of the Essence. Time is of the essence in the performance of the parties' respective obligations set forth in this
Section 43.


44. OPTION TO PURCHASE

        44.1 Grant of Purchase Option: Landlord hereby grants to Tenant the right and option (the "Purchase Option") to purchase the Park (inclusive of the Buildings, the parking structure and the Lot) subject to all of the terms, conditions and provisions contained in this Section
44. Notwithstanding anything to the contrary contained herein, if Tenant is in Chronic Default at any time during the Term of this Lease, then the Purchase Option granted herein shall immediately expire, lapse and terminate for all purposes as of the date of the occurrence of the last of such uncured default and thereafter shall be of no further force or effect.

        44.2 Term of Purchase Option: The term of the Purchase Option (the "Purchase Option Term") shall be for a period of six (6) months, commencing on July 1, 1999 and ending on December 31, 1999. Unless timely and properly exercised as provided herein, the Purchase Option shall expire, lapse and terminate for all purposes at the end of the Purchase Option Term and thereafter shall be of no further force or effect. In such event, within five (5) days thereafter, Tenant shall execute, acknowledge and deliver to Landlord a quitclaim deed, in recordable form and as is then acceptable to Landlord, terminating its interest in, to and under the Purchase Option.

        44.3    Exercise of Purchase Option and Execution of Sale Agreement:
 Tenant shall exercise the Purchase Option, if at all, by delivering written notice (the "Notice of Exercise") to Landlord within the Purchase Option Term and prior to the expiration of the Purchase Option Term. The Notice of Exercise shall set forth the fact that the Purchase Option is being unconditionally and unequivocally exercised by Tenant with absolutely no contingencies except for (i) the delivery by Landlord into escrow of the Grant Deed and any other documents Landlord is required to deliver to effectuate the closing contemplated herein, and (ii) a thirty
(30) day inspection period from the date on which the Notice of Exercise is delivered during which Tenant may perform a "Phase 1" environmental site assessment, review and approve any other leases, any contracts and title matters and notify Landlord of its approval of the acquisition of the Park (the "Inspection Period"). Within one (1) week after Tenant's delivery to Landlord of the Notice of Exercise, Landlord and Tenant shall execute and deliver a written sale agreement for the purchase of the Park, in form acceptable to both Landlord and Tenant (the "Sale
Agreement"). Notwithstanding the foregoing nor anything to the contrary contained herein, the Sale Agreement shall provide for and contain, inter alia, the following provisions: (i) the provisions of this Section 44 pertaining the sale of the Park (including but not limited to, the amount of the Purchase Price as specified herein, the method of payment of the Purchase Price as specified herein, the identity of the "Escrow Holder" or "Title Company" as specified herein, and the Closing Date as specified herein); (ii) that Tenant shall purchase the Park strictly "AS IS", "WHERE IS" and "WITH ALL FAULTS" and with absolutely no implied or express representations or warranties from Landlord or any of its agents, employees or representatives except as otherwise expressly set forth in
Section 44.3.1 below; and (iii) Tenant shall unconditionally and unequivocally release Landlord and its members, agents, employees, representatives, lenders, successors and assigns from any and all claims, liabilities, demands, causes of action, matters, damages, judgments, losses, expenses, whether foreseeable, unforeseeable, known or unknown, in any manner relating to the Park, including without limitation, the condition of the Park. Such release shall be in form acceptable to Landlord in its sole and absolute discretion, and shall include a release of claims as specified in California Civil Code Section 1542. If for any reason whatsoever the Sale Agreement is not executed and delivered by both Landlord and Tenant prior to the expiration of said one (1) week period, then unless Landlord expressly extends such 1-week time period in writing, the Purchase Option shall expire, lapse and terminate for all purposes at the end of such one (1) week period and thereafter shall be of no further force or effect.

                44.3.1 Limited Representations of Landlord. Except as then otherwise disclosed by Landlord to Tenant, Landlord shall make the following representations in the Sale Agreement, to the actual knowledge of Landlord:

       (a) there is no litigation then pending or, to Landlord's actual knowledge threatened, against Landlord or the Park or any basis therefor that arises out of the ownership of the Park or that is likely to materially and detrimentally affect the use or operation of the Park for Tenant's intended purpose or materially and adversely affect the ability of Landlord to perform its obligations under the Sale Agreement.

      (b) to Landlord's actual knowledge, other than the occupants of the Park, no other parties have the right of possession to any portion of the Park.

       (c) Landlord has not given any other party an option to purchase the Park.

      (d) to Landlord's actual knowledge, Landlord has not received written notice of any material pending violations of Laws excluding any matters or violations relating to Hazardous Materials or the physical condition of the Park.

        44.4 Effect of Exercise and Closing Date: In the event Tenant exercises the Purchase Option as provided herein, then from the date of delivery of the Notice of Exercise Tenant unequivocally and unconditionally agrees to purchase the Park from Landlord and Landlord agrees to sell the Park in accordance with the provisions contained in this Section 44 and the Sale Agreement. So long as Tenant has timely and properly exercised the Purchase Option and executed and delivered the Sale Agreement in strict accordance with the provisions of this Section 44, escrow shall close for the sale of the Park on the date which is sixty
(60) days after the date on which Tenant delivers to Landlord the Notice of Exercise (the "Closing Date"). The Closing Date shall not be extended to a later date unless Landlord expressly agrees otherwise in writing, in Landlord's sole and absolute discretion.

        44.5 Purchase Price: The purchase price (the "Purchase Price") of the Park shall be the sum in the amount of Sixteen Million Two Hundred Forty-Five Thousand Twenty Dollars ($16,245,020.00), subject to prorations. Tenant shall pay the Purchase Price to Landlord at Close of Escrow (defined below), in cash, in immediately available funds via wire transfer or cashier's check drawn upon a California bank, at Close of Escrow. Tenant shall deliver such funds into escrow by no later than one
(1) business day prior to the Closing Date or such earlier date as may be required by the Escrow Holder.

        44.6 Conveyance: Landlord shall by grant deed, in form reasonably acceptable to Landlord (the "Grant Deed"), at Close of Escrow (defined below) convey to Tenant fee title to the Park subject to all taxes and assessments, matters of record, all encumbrances and liens (other than any lien of a deed of trust or mortgage executed by Landlord in favor a lender with respect to the Park or other monetary encumbrances created by Landlord), applicable Laws, rules and regulations and the exceptions to title as set forth in a preliminary title report (the "Title Report") from Fidelity National Title Insurance Company ("Escrow Holder" or "Title Company"), located at 50 California Street, Suite 2950, San Francisco, California 94111 (Mr. Bill Waite). Evidence of title to the Park shall be insured by use of the form of a California Land Title Association policy of title insurance (the "CLTA Owner's Title Policy"), naming
Tenant as the insured, which insurance shall be in the amount of the Purchase Price.

        44.7 Escrow and Possession: Within two (2) business days after the date on which Tenant delivers to Landlord the Notice of Exercise, Tenant shall open escrow for this sale with the Title Company. All escrow instructions shall be consistent with the terms and conditions of this Section 44 and the Sale Agreement. Close of escrow ("Close of Escrow") means the moment when the Grant Deed is recorded in the Official Records of Los Angeles County, California. Title shall be conveyed and possession given to Tenant at Close of Escrow, subject to this Lease if Tenant so elects, in writing. Escrow shall close on the Closing Date. Each party shall timely deposit such documents, monies and written escrow instructions with the Escrow Holder as may be necessary for the conveyance of the Park in accordance with the terms of this Section 44 and the Sale Agreement.

        44.8 Condition of Park: Tenant acknowledges that prior to Close of Escrow it or its agents will have occupied the Premises, inspected the Park and observed the physical characteristics and condition of the Park.
 Tenant hereby waives any and all deficiencies and defects in the physical characteristics and condition of the Park which would be disclosed by such inspection. Tenant further acknowledges that except for the limited representations set forth in Section 44.3.1 hereof neither Landlord or any of Landlord's employees, agents or representatives have made or will make any representations, warranties or agreements by or on behalf of Landlord as to any matters concerning the Park, the present use thereof or the suitability of Tenant's intended use of the Park, including without limitation, the suitability of the topography; the availability of water rights or utilities; the present and future zoning, subdivision and any and all other land use matters;
the condition of the soil, subsoil or groundwater of the Park and any and all other environmental matters; the purposes(s) to which the Park is suited; drainage; flooding; access to public roads; or proposed routes of roads or extensions thereof.

        44.9 Closing Costs and Prorations: All costs associated with the transfer of title to the Park and the associated escrow shall be in accordance with the customary practices in Los Angeles County except as otherwise expressly set forth herein. Landlord shall pay the applicable city transfer taxes (if any), the documentary county transfer taxes, one-half of the escrow fees, and the recording costs with respect to the Grant Deed and to remove monetary liens attributable to financing obtained by Landlord with respect to the Park. Tenant shall pay one-half of the escrow fees, and the recording costs for any instruments it desires to be recorded. Tenant may elect to cause the Title Company to issue an ALTA Owner's Policy of Title Insurance (extended coverage) and if Tenant so elects, Tenant shall timely provide the Title Company with an ALTA Survey of the Park, at its sole cost and expense (the "ALTA Policy"). Landlord shall pay the premium charged for the CLTA Owner's
Title Policy (excluding endorsements) and Tenant shall pay for any incremental premiums or other charges related to the ALTA Policy
(including endorsements). Real property taxes and assessments, except for those paid by Tenant under the Lease, shall be prorated as of Close of Escrow. Rent and other operating expenses for the Lease shall also be prorated as of Close of Escrow. Each party shall pay the legal fees incurred for its own legal counsel.

        44.10 Broker's Commission: No brokerage commission or fee shall be due or payable to any party in connection with the transfer of the Park as contemplated in this Section 44 and in the Sale Agreement. Landlord and Tenant each covenant to the other that they have not entered into any agreement or incurred any obligation which may result in the obligation of the other party to pay a sales or brokerage commission or finder's fee on this transaction to any party or company.

        44.11 Assignment: The terms and provisions of this Section 44 shall be binding upon and inure to the benefit of the parties' successors. Except for an assignment to a Related Entity as part of this Lease, the Purchase Option is personal to Tenant and may not be assigned, voluntarily or involuntarily, to any party or entity, separate from or as part of the Lease. Any such attempted assignment in violation of the foregoing shall be null and void.


45. LETTER OF CREDIT

Simultaneously with Tenant's delivery to Landlord of this Lease, the first month's Base Rent and Security Deposit in accordance with the provisions of Section 3 above, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Irvine, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association (the "Issuer"), in the amount of Five Hundred Thousand Dollars ($500,000.00), (the "Letter of Credit"). The Letter of Credit shall be (a) at sight, irrevocable and unconditional, (b) maintained in effect, whether through replacement, renewal or extension, until one (1) month after the entire Lease Term or until such time as Tenant achieves three (3) successive quarters of positive earnings before interest, taxes, depreciation and amortization as reported in Tenant's audited 10Q (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (d) acceptable to Landlord in its reasonable discretion, and (e) fully assignable by Landlord by amendment thereto in accordance with customary letter of credit practice and shall permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such (A) amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company), an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity), and (B) an event of default has occurred under this Lease and, all applicable notice and cure periods have elapsed; (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (3) in the event of a transfer of Landlord's interest in the Premises, Landlord shall transfer the Letter of Credit, in whole or in part (or cause at Tenant's expense a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder which continues beyond any applicable notice and cure periods. Tenant further acknowledges and agrees that if Landlord cannot draw upon the Letter of Credit within the times and in the manner as anticipated by Landlord herein, Landlord shall suffer irreparable damage, harm and injury. From time to time during the Term of this Lease, including, but not limited to, the event whereby Tenant meets certain financial condition criterion as set forth in this
Section 45, it is anticipated by the parties that the Letter of Credit will need to be amended, modified and, possibly reissued. Landlord and Tenant hereby covenant and agree to cooperate with one another to promptly effectuate any such amendments, modifications and new issuances, including without limitation, executing and submitting to the Issuer any and all documents or instruments as may be reasonably required to effectuate same. Each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of Landlord due to the sale, transfer or other conveyance by Landlord of its rights and interests in, to and under this Lease to any other party, person or entity, the Letter of Credit shall immediately be amended or reissued to reflect such changes and the parties hereby agree to execute and submit to the Issuer such further applications, documents and instruments as may be necessary to effectuate same. It is the intention of the parties that each and every successor and assign of both Landlord and Tenant be bound by and subject to the terms and provisions of this Section 45. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, assign all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such assignment is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Five Hundred Thousand Dollars ($500,000.00), Tenant shall within five (5) business days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of Five Hundred Thousand Dollars ($500,000.00) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 45, and if Tenant fails to do so, notwithstanding anything to the contrary contained in Section 20 hereof, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this
Section 45, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 45, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a default under this Lease as set forth in Section 20 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (ii) subject to the terms of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto recite that, with respect to the Letter of Credit, (x) the Letter of Credit is not intended to serve as a security deposit and such
Section 1950.7 (as supplemented, amended, replaced and substituted from time to time) and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy to the Letter of Credit and (y) Tenant waives any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.


46. TENANT'S ABILITY TO PERFORM LANDLORD'S UNPERFORMED OBLIGATIONS

Notwithstanding anything to the contrary contained in this Lease, if Landlord shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Landlord under Section
11.2 of this Lease with respect only to the Premises (such terms, provisions, covenants or conditions are referred to herein, collectively as "Landlord Repair Obligations") after expiration of all applicable notice and cure periods for Landlord's and any mortgagee's benefit as set forth in Sections 23 and 33, respectively, then Tenant may, at Tenant's option and risk, but without any obligation to do so, after delivery of an additional twenty (20) day prior written notice to Landlord, perform such Landlord Repair Obligations on Landlord's behalf. If Tenant so performs any of such Landlord Repair Obligations hereunder, then Tenant will perform such Landlord Repair Obligations (1) in compliance with all applicable Laws, regulations and requirements to which Landlord would be subject under this Lease (if Landlord were performing such Landlord Repair Obligations), (2) in a good workmanlike manner using materials of a quality and grade at least equal to that in place as of the date of delivery of the Premises to Tenant, if applicable, (3) without interfering with the rights of other tenants of the Park, and (4) in compliance with the terms and provisions of Section 10.1 hereof, as applicable. Tenant will promptly assign to Landlord any warranties or guaranties in respect of any Landlord Repair Obligations. If Tenant so performs any of such Landlord Repair Obligations hereunder, the full amount of the fair and reasonable costs and expenses incurred by Tenant shall be owing by Landlord to Tenant, and Landlord shall pay to Tenant the full undisputed amount thereof within sixty (60) days of Landlord's receipt of Tenant's written demand therefor together with reasonable evidence verifying the amount of such costs and expenses.


47. SATELLITE DISH

Tenant shall have the right (but only to the extent permitted by the City of El Segundo and all agencies and governmental authorities having jurisdiction thereof), at Tenant's sole cost and expense, to install and operate a satellite or microwave dish or dishes ("Satellite Dishes") along with any necessary cables ("Cables") on a portion of the roof of the Building to be designated by Landlord ("Roof Space") for the Term of the Lease (the Satellite Dishes and Cables are hereinafter collectively referred to as the "Equipment"). The location and size of the Equipment shall be subject to Landlord's approval, not to unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant's sole cost and expense, (ii) contained visually within the roof screen, (iii) installed and operated to Landlord's reasonable specifications, and (iv) installed, maintained, operated and removed in accordance with all Recorded Matters, applicable Laws, and the provisions of Section 10 of this Lease. For purposes hereof, the Equipment shall be construed as part of the Tenant's Property and shall be removed by Tenant at the expiration or earlier termination of this Lease. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Recorded Matters) if required for signal quality, reconfiguration due to the installation of any HVAC systems and other reasonable considerations; provided, the cost of all such modifications shall be solely the responsibility of Tenant. All modifications to the Building, including the Roof Space, if any, shall be reasonably approved by Landlord prior to commencement of any work with respect to the Equipment. No additional rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease in accordance with the provisions of Section 10 of this Lease. Tenant shall restore the Roof Space and any other portion of the Building affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty not caused directly or indirectly by Tenant, its agents, employees, contractors or the Equipment or any part thereof. Notwithstanding anything to the contrary contained herein, Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Roof Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in Section 15. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 14 of this Lease. The Equipment shall comply with all rules and regulations of the Federal Communications Commission and all other agencies having jurisdiction thereof. If applicable, Tenant shall provide to Landlord a copy of (i) the Federal Communications Commission (or other agency) grant which has awarded frequencies to Tenant and (ii) a list of Tenant's frequencies. Anything to the contrary contained herein notwithstanding, if, during the Lease Term, as such Term may be extended, Landlord, in its reasonable judgment, believes that the Equipment poses a threat to human health or otherwise may be an environmental hazard that cannot be remediated or has not been remediated within ten (10) days after Tenant has been notified thereof, then Tenant shall immediately cease all operations of the Equipment and Tenant shall remove all of the Equipment within thirty (30) days thereafter. To the best of Tenant's knowledge, Tenant represents to Landlord that the Equipment shall not emit or project any electro-magnetic fields which pose a threat to human health or otherwise may be an environmental hazard. In addition, Tenant shall be solely responsible for insuring the Equipment and Landlord shall have no responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and the other Indemnitees from and against any and all claims, demands, liabilities, damages, judgments, losses, penalties, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof, including without limitation. the cost of repairs and replacements to the roof of the Building occasioned by the installation, maintenance, repairs and removal of the Equipment.


        IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced in the Basic Lease Information.


LANDLORD:

LINCOLN-RECP CM-ES OPCO, LLC,
a Delaware limited liability company

By:     Legacy Partners Commercial, Inc.,
                as agent for LINCOLN-RECP CM-ES OPCO, LLC

                By:     ___________________________
                                                , Vice President

Date:   ________________________, 1999


TENANT:

Exodus Communications, Inc.,
a Delaware corporation


By:     ____________________________
Name:   ____________________________
Title:  ____________________________


By:     ____________________________
Name:   ____________________________
Title:  ____________________________


Date:   ________________________, 1999


                                   EXHIBIT A

                                    PREMISES


This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement, dated for reference purposes as of March 26, 1999 (the "Lease"), by and between LINCOLN-RECP CM-ES OPCO, LLC, a Delaware limited liability company ("Landlord"), and Exodus Communications, Inc., a Delaware corporation ("Tenant"), for the leasing of certain premises located at 198 North Nash Street, El Segundo, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises consist of the entirety of the Building specified in the Basic Lease Information.


                                   EXHIBIT B

                             TENANT IMPROVEMENTS


This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement, dated for reference purposes as of March 26, 1999 (the "Lease"), by and between LINCOLN-RECP CM-ES OPCO LLC, a Delaware limited liability company ("Landlord"), and Exodus Communications, Inc., a Delaware corporation ("Tenant"), for the leasing of certain premises located at 198 North Nash Street, El Segundo, California. The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Tenant to Construct Tenant Improvements. Subject to the conditions set forth below, Tenant shall be solely responsible for the planning, design, construction and completion of the interior tenant improvements ("Tenant Improvements") to the Premises in accordance with the terms and conditions of this EXHIBIT B. "Tenant Improvements" shall specifically not include any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property"). The Tenant Improvements shall include any and all interior improvements to be made to the Premises as specified in the Final Drawings (defined below), as agreed to by Tenant and Landlord.

2.      Tenant Improvement Plans.

        A. Preliminary Plans and Specifications. Tenant and/or Tenant's Representatives shall furnish to Landlord preliminary working architectural and engineering plans and specifications ("Preliminary
Plans and Specifications") for the Tenant Improvements. The Preliminary Plans and Specifications shall be in sufficient detail to show power and plumbing requirements, regular and special HVAC needs, telephone and electrical outlets, lighting, lighting fixtures and related power, and all other building improvements. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's reasonable approval or disapproval, which shall be provided within five
(5) business days after Landlord receives the Preliminary Plans and Specifications and, if disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant, who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the "Final Preliminary Plans and Specifications". Notwithstanding the foregoing, Landlord hereby consents to the following minimum items comprising the scope of work, the specifics of which will be included in the Preliminary Plans and Specifications and subject to Landlord's reasonable approval, as set forth herein, provided that in giving such approval Landlord shall not require any material deviation in the following described scope of work:

Demolition      Minimum demolition is required.  The 1st floor
Electrical Room, freight elevator and stairwell will be removed. New stairwell will be added in the northwest corner of the building.

Site Work       In order to accommodate new mechanical and electrical
equipment, the following site work will be required.

       o Pour concrete pad and install fencing for new air-cooled condensing units.
       o Excavate an area of approximately 60' x 100' in the rear of the building in order to accommodate a new block wall and concrete pad.
       o Construct block wall approximately 14' high for new diesel engine generators, switchgear and SCE electrical equipment.
       o Construct block wall building with roof for new UPS, switchgear and batteries. This room will also be climate controlled for optimum life.

Structural   To accommodate new mechanical fan coil unit, it will be
necessary to construct two equipment platforms inside of the building at approximately 16' high. Equipment platform will be 40' wide by approximately 220' long and be installed running parallel to the north side of the building and parallel to the south side of the building. Each equipment platform will accommodate approximately 5 or 6 mechanical fan coil units.

Interior Construction   In the northwest corner of the building Tenant
will construct interior offices and the Network
Operations Center (NOC), NODE (Fiber Room), MIS Room and Conference Rooms. Level 5 Bullet Resistant walls, doors and windows will protect the Customer Lobby.
Interior construction to total approximately 10,000 to 12,000 square feet.

Raised Access Floor     Approximately 60,000 square feet of the 1st floor
will be covered by a raised access floor system installed 12" above slab. This accommodates underfloor power cabling, network cabling and fiber.

Mechanical    To properly cool the Internet Data Center area, Air
cooled mechanical systems will be installed distributing air through overhead ductwork throughout the building. Fan coil units will be located on equipment platforms above the T-bar ceiling and below the roof and will be connected to air cooled condensers outside of the building installed on concrete equipment pads.

Electrical   Existing main services to the building will be upgraded
to accommodate tenant requirements. SCE has agreed to bring an upgraded feeder, as well as, a second feeder to the property. For backup power, five (5) 1250KW diesel engine generators will be installed with fuel storage providing a minimum of two (2) days of operation in the event of power outage. Tenant will install metering switchgear, transformers and substations to accommodate installation of sophisticated electrical equipment consisting of switchgear, uninterruptible power supply systems and batteries. Power will be distributed throughout the Internet Data Center via portable power distribution units located within the Internet Data Center on the access floor. Underfloor power cables will be used to distribute power to each customer co-location space.

Fire Protection         Tenant will install a fire alarm and detection
system providing early warning of smoke or fire. Fire alarms systems will be integrated into a dry type pre-action sprinkler system providing discharge only in the event of a fire.

Security and      Sophisticated security and monitoring systems
will be installed to monitor and
Monitoring              control operation and access of the Internet Data
Center.

Elevator     To accommodate the 2nd Floor office space, Tenant will
install a people rated elevator providing access from the existing Lobby in the southwest corner of the building to the second floor.

Shipping/
Receiving Dock  To remain as is.

Parking         Approximately 30 to 40 parking spaces will be eliminated on the East End of the building to accommodate installation of diesel engine generators, switchgear and UPS systems.

Notwithstanding the foregoing or anything to the contrary contained in this Exhibit B or in the Lease, the aforesaid scope of work shall in all events and circumstances be in compliance with all applicable Laws, including without limitation, all applicable requirements of the City of El Segundo, the Uniform Building Code and local ordinances. Without limiting the generality of the foregoing, Tenant hereby acknowledges and agrees that as of the Delivery Date, there will be two hundred thirty-five (235) exclusive parking spaces striped for Tenant's use within the Premises. The parties hereby further acknowledge and agree that any elimination by Tenant of any parking spaces must be in accordance with the requirements of all applicable Laws, including without limitation, the requirements of the City of El Segundo with respect thereto. Prior to Tenant applying for or attempting to obtain any variance, conditional use permit or other land use approval pursuant to which the zoning and land use requirements applicable to the Premises will be affected thereby, Tenant shall first obtain Landlord's prior written consent thereto, which consent shall not be unreasonably withheld or delayed. However, Tenant hereby assumes any and all risk that the governmental and regulatory agencies will not permit parking spaces within the Premises to be eliminated. Upon Landlord's request to be delivered to Tenant at least sixty (60) days prior to the expiration or earlier termination of this Lease, Tenant shall cause any such variance, conditional use permit or other land use approval obtained by Tenant with respect to the premises to be removed or discontinued as of the termination of the Lease.

        B. Final Plans and Specifications. After the Final Preliminary Plans and Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause to be prepared the final working architectural and engineering plans, specifications and drawings, ("Final Plans and Specifications") for the Tenant Improvements. Tenant shall then deliver the Final Plans and Specifications to Landlord. Landlord shall reasonably approve or disapprove the Final Plans and Specifications within five (5) business days after Landlord receives the Final Plans and Specifications and, if disapproved, Landlord shall return the Final Plans and Specifications to Tenant, who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the "Construction Documents".

        C. Miscellaneous. All deliveries of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents between the parties shall be via messenger service, personal hand delivery or overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord's interest in doing so is to protect the Premises, the Building and Landlord's interest therein. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final
Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof with applicable Laws, and Landlord shall incur no liability of any kind by reason of granting such approvals. Tenant agrees to, and does hereby, assume full, sole and complete responsibility to ensure that the Final Preliminary
Plans and Specifications, the Final Plans and Specifications, and the Construction Documents are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises.

        D. Building Standard Work. The Construction Documents shall provide that the Tenant Improvements to be constructed in accordance therewith must be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit B-2, and shall consist of improvements which are generic in nature.

        E. Construction Agreements. Tenant hereby covenants and agrees that it will use commercially reasonable efforts to include in each and every agreement made with the Architect and the Contractor with respect to the Tenant Improvements, a provision specifying that the Landlord shall be a third party beneficiary thereof, including without limitation, a third party beneficiary of all covenants, representations, indemnities and warranties made by the Architect and/or Contractor.

        F. Change Orders. Tenant shall obtain Landlord's prior written approval of any and all proposed change orders which either affect the structural integrity of the Building or are otherwise reasonably considered to be a material change to any of the Construction Documents.

        G. Confidentiality. Landlord acknowledges that Tenant has advised Landlord that (i) Tenant is in the "Managed Internet Services" business, (ii) the manner in which the Tenant Improvements are designed, engineered, and constructed is unique, and an integral part of Tenant's business and, as such, is confidential information and (iii) Tenant's Property and the manner in which it is integrated and installed is proprietary and confidential. Landlord agrees to use diligent efforts to hold and maintain all such confidential information in strict confidence, not to disclose such information to third parties and not to use any such information for any purpose except that Landlord may (1) disclose such information to its employees, members, contractors, agents, consultants, representatives, lenders and legal representatives who need to know such information, (2) disclose and/or use such information in order to perform its obligations under this Lease or in the event of an emergency involving the Premises, (3) disclose such information to the extent required in order to sell or otherwise convey the Lot, the Building or the Park to a purchaser, and (4) disclose such information as may be required by court order, any Law, subpoena, or otherwise to prosecute or defend itself with respect to the Lease or any matters relating thereto.
 Landlord's breach of this covenant shall be a material breach of this Lease and Tenant may initiate a legal proceeding to enjoin any such breach. For purposes hereof, any and all of such information which is in the public records or otherwise in the public domain shall not be considered part of the "confidential information" referred to herein.

3. Permits. Tenant, at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements based upon such Construction Documents. Tenant, at its sole cost and expense, shall also cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents. Tenant, at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall undertake all steps necessary to ensure that the construction of the Tenant Improvements is accomplished in strict compliance with all statutes, laws, ordinances, codes, rules and regulations applicable to the construction of the Tenant Improvements and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises.

4.      Construction.

        A. Tenant shall be solely responsible for the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents approved by Landlord and is solely responsible for the payment of all amounts when payable in connection therewith without any cost or expense to Landlord, except for Landlord's obligation to contribute the Tenant Improvement Allowance in accordance with Paragraph 5 below. Tenant shall diligently proceed with the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents and the completion schedule reasonably approved by Landlord. No material changes shall be made to the Construction Documents and the completion schedule approved by Landlord without Landlord's prior written consent, which consent shall not be unreasonably withheld.

        B. Landlord shall reasonably approve Tenant's selection of the licensed, insured and bonded general contractor (the "Contractor"), and after selection of the Contractor, Tenant shall employ the Contractor to construct the Tenant Improvements in accordance with the Construction Documents. The construction contracts between Tenant and the Contractor and between the Contractor and subcontractors shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or conditioned. Proof that the Contractor is licensed in California, is bonded as required under California law, and has the insurance specified in Exhibit B-1, attached hereto and incorporated herein by this reference, shall be provided to Landlord at the time the Tenant requests approval of the Contractor from Landlord. Tenant shall comply with or cause the Contractor to comply with all other terms and provisions of Exhibit B-1.

        C. Prior to the commencement of the construction and installation of the Tenant Improvements, Tenant shall provide the following to Landlord, all of which shall be to Landlord's reasonable satisfaction and approval:

                (i) An estimated budget and cost breakdown for the Tenant Improvements.

                (ii)    Estimated completion schedule for the Tenant
Improvements.

                (iii) Copies of all required approvals and permits from governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements.

                (iv) Evidence of Tenant's procurement of insurance required to be obtained pursuant to the provisions of Paragraphs 4.B and 4.G.

        D. Landlord shall, at all reasonable times, have a right to inspect the Tenant Improvements and Tenant shall immediately cease work upon written notice from Landlord if the Tenant Improvements are not in compliance with the Construction Documents approved by Landlord. If Landlord shall give notice of faulty construction or any other deviation from the Construction Documents, Tenant shall cause Contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord shall operate as a waiver of any rights of Landlord to require good and workmanlike construction and improvements constructed in accordance with the Construction Documents.

        E. Subject to Landlord complying with its obligations in Paragraph 5 below, Tenant shall pay and discharge promptly and fully all claims for labor done and materials and services furnished in connection with the Tenant Improvements. The Tenant Improvements shall not be commenced until five (5) business days after Landlord has received notice from Tenant stating the date the construction of the Tenant Improvements is to commence so that Landlord can post and record any appropriate Notice of Non-Responsibility.

        F. Tenant shall maintain or cause to be maintained, during the construction of the Tenant Improvements, at its sole cost and expense, insurance of the types and in the amounts specified in Exhibit B-1 and in the applicable provisions of the Lease, together with builders' risk insurance for the amount of the completed value of the Tenant
Improvements on an all-risk non-reporting form covering all improvements under construction, including building materials.

        G. Except for equipment of Tenant's customers, no materials, equipment or fixtures shall be delivered to or installed upon the Premises pursuant to any agreement by which another party has a security interest or rights to remove or repossess such items, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or conditioned.

        H. Landlord reserves the right to establish reasonable rules and regulations for the use of the Building during the course of construction of the Tenant Improvements, including, but not limited to, construction parking, storage of materials, hours of work and clean-up of construction related debris.

        I. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord the following, all of which shall be to Landlord's reasonable satisfaction:

                (i) Any certificates required for occupancy, including a permanent and complete Certificate of Occupancy issued by the City of El Segundo.

                (ii) A Certificate of Completion signed by the Architect who prepared the Construction Documents, reasonably approved by Landlord.

                (iii) A cost breakdown itemizing all expenses for the Tenant Improvements, together with invoices and receipts for the same or other evidence of payment.

                (iv) Final and unconditional mechanic's lien waivers for all the Tenant Improvements.

                (v) A Notice of Completion for execution by Landlord, which certificate once executed by Landlord shall be recorded by Tenant in the official record of the County of Los Angeles, and Tenant shall then deliver the Landlord a true and correct copy of the recorded Notice of Completion.

                (vi) A true and complete copy of all as-built plans and drawings for the Tenant Improvements.

5.      Tenant Improvement Allowance;  Tenant Improvement Costs.

        A. Subject to Tenant's compliance with the provisions of this Exhibit B, Landlord shall provide to Tenant an allowance for the planning, design and construction of the Tenant Improvements in the Premises, as described in the Construction Documents, in the amount of approximately One Hundred Eighty-One Thousand Six Hundred Thirty-Six Dollars ($181,636.00) (the "Tenant Improvement Allowance") based upon an allowance of Two Dollars ($2.00) per rentable square foot for 90,818 rentable square feet of the Premises which is to be improved, as described in the Construction Documents. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs.
 The Tenant Improvement Allowance shall be used to design, prepare, plan, obtain the approval of, construct and install the Tenant Improvements and for no other purpose. Except as otherwise expressly provided herein, Landlord shall have no obligation to contribute the Tenant Improvement Allowance unless and until the Construction Documents have been approved by Landlord and Tenant has complied with all requirements set forth in Paragraph 4.C. of this Exhibit B. The costs to be paid out of the Tenant Improvement Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (collectively, the "Tenant Improvement Costs"), including all of the following:

                (i) All costs of the Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

                (ii) All costs of obtaining building permits and other necessary authorizations and approvals from the City of El Segundo and other applicable jurisdictions;

                (iii) All costs of interior design and finish schedule plans and specifications including as-built drawings;

                (iv) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Tenant Improvements;

                (v) All fees payable to the Architect and any engineer if they are required to redesign any portion of the Tenant Improvements following Tenant's and Landlord's approval of the Construction Documents;

        (vi)    Utility connection fees;

        (vii) Inspection fees and filing fees payable to local governmental authorities, if any; and

       (viii) All costs of permanently affixed equipment and non-trade fixtures provided for in the Construction Documents, including the cost of installation.

The Tenant Improvement Allowance shall be the sole and maximum contribution by Landlord for the Tenant Improvement Costs, and the disbursement of the Tenant Improvement Allowance shall be in the manner specified herein and shall be subject to the terms and provisions contained hereinbelow. There shall be no fee payable to, and imposed by Landlord for any oversight, plan review, or other work or services provided by or on behalf of Landlord or its representatives.

Landlord will make payments to Tenant from the Tenant Improvement Allowance to reimburse Tenant for the Tenant Improvement Costs paid or incurred by Tenant (as invoiced by third parties). All payments of the Tenant Improvement Allowance shall be by progress payments not more frequently than once per month and only after satisfaction of the following conditions precedent: (a) receipt by Landlord of conditional mechanics' lien releases for the work completed and to be paid by said progress payment, conditioned only on the payment of the sums set forth in the mechanics' lien release, executed by the Contractor and all subcontractors, labor suppliers and materialmen; (b) receipt by Landlord of unconditional mechanics' lien releases from the Contractor and all subcontractors, labor suppliers and materialmen for all work other than that being paid by the current progress payment previously completed by the Contractor, subcontractors, labor suppliers and materialmen and for which Tenant has received funds from the Tenant Improvement Allowance to pay for such work; (c) receipt by Landlord of any documentation reasonably required by Landlord detailing the work that has been completed and the materials and supplies used as of the date of Tenant's request for the progress payment, including, without limitation, invoices, bills, or statements for the work completed and the materials and supplies used; and (d) completion by Landlord or Landlord's agents of any inspections of the work completed and materials and supplies used as deemed reasonably necessary by Landlord (Landlord hereby agrees to cause such inspections to be done, if at all, within five (5) business days after Landlord's receipt of a request from Tenant for the then applicable progress payment). Tenant Improvement Allowance progress payments shall be paid to Tenant within fourteen (14) days from the satisfaction of the conditions set forth in the immediately preceding sentence. Notwithstanding the foregoing to the contrary, Landlord shall be entitled to withhold and retain five percent (5%) of the Tenant Improvement Allowance or of any Tenant Improvement Allowance progress payment until the earlier to occur of Landlord's receipt of all unconditional and final lien waivers and releases (with no notation therein of sums being disputed) or the lien-free expiration of the time for filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or the Contractor or any subcontractor in connection with the construction and installation of the Tenant Improvements.

        B. Landlord shall not be obligated to pay any Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention if on the date Tenant is entitled to receive the Tenant Improvement
Allowance progress payment or the Tenant Improvement Allowance retention, Tenant is in default of any of the provisions of the Lease beyond any applicable cure period. Such payments shall resume upon Tenant completely, timely and satisfactorily curing any such default within the time periods which may be provided for in the Lease.

        C. If the total and actual cost of designing, planning, constructing and installing the Tenant Improvements is less than the Tenant Improvement Allowance, the Tenant Improvement Allowance shall be automatically reduced to the amount which is equal to said actual Tenant Improvement Costs.

6. Termination. If the Lease is terminated prior to the Completion Date, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Landlord shall have the right to pursue any and all remedies available at law or in equity, including any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of the Lease regarding surrender of the Premises, upon the expiration or earlier termination of the Lease, Tenant shall be required to remove the items comprising the Tenant Improvements in accordance with the provisions of Section 10 of the Lease.

7. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                    EXHIBIT C

                               RULES AND REGULATIONS


This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated for reference purposes as of March 26, 1999 (the "Lease"), by and between LINCOLN-RECP CM-ES
OPCO, LLC, a Delaware limited liability company ("Landlord"), and Exodus Communications, Inc., a Delaware corporation ("Tenant"), for the leasing of certain premises located at 198 North Nash Street, El Segundo, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Tenant shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Landlord reserves the right to refuse access to any persons
Landlord in good faith judges to be a threat to the safety, reputation, or property of the Park and its occupants.

3. Tenant shall not make or permit any noise or odors that annoy or interfere with other Tenants or persons having business within the Park.

4. Tenant shall not keep animals or birds within the Park, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for the same.

5. Tenant shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Tenant shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

7. Tenant shall not deface the walls, partitions or other surfaces of the premises of the Park.

8. Tenant shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

9. No window coverings, shades or awnings shall be installed or used by Tenant, without Landlord's written prior consent.

10. Tenant shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Landlord or by applicable governmental agencies as non-smoking areas.

11. The Premises shall not be used for lodging.

12. Tenant shall comply with all safety, fire protection and evacuation regulations established by any applicable governmental agency.

13. Landlord reserves the right to waive any one of these rules or regulations and/or as to any particular Tenant, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Tenant.

14. Tenant assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

15. Landlord reserves the right to make such other reasonable rules and regulations not inconsistent with the terms of this Lease as it may from time to time deem necessary for the appropriate operation and safety of the Park and its occupants. Tenant agrees to abide by these and such rules and regulations.

16. The maintenance, washing, waxing or cleaning of any vehicles in or about the Premises is prohibited.

17. There shall not be any outside storage of any equipment, property, furnishings, inventory or other goods in the areas surrounding the Building but within the Premises, except as expressly contemplated in Tenant's HMMP.


EXHIBIT D

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE - SAMPLE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:               LINCOLN-RECP CM-ES OPCO, LLC
                        c/o Legacy Partners Commercial, Inc.
                        30 Executive Park, Suite 100
                        Irvine, California  92614
                        Attn:   Property Manager
                        Phone:  (949) 261-2100

Name of Tenant:         Exodus Communications, Inc., a Delaware corporation

Mailing Address:        2831 Mission College Boulevard, Santa Clara, California
95054-1838

Contact Person, Title and Telephone Number(s):
___________________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
______________________________________________________________

Address of Premises:     198 North Nash Street, El Segundo, California
90245

Length of Initial Term: One Hundred Twenty (120) months


1.      GENERAL INFORMATION:

        Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.


2.      USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

        2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                Wastes                          Yes 0                   No 0
                Chemical Products               Yes 0                   No 0
                Other                           Yes 0                   No 0

                If Yes is marked attach all MSDS's and please explain: (MSDS's Attached ")

        ___________________________________________________________________




2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

Attach a Site Plan indicating all storage areas - (Attached
")


3.      STORAGE TANKS AND SUMPS

        3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities, including any required SPCC Plan.

                Yes 0                   No 0

If yes, please explain:
_____________________________________________________________






4.      WASTE MANAGEMENT

        4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                Yes 0                   No 0

                Describe RCRA status:
______________________________________________



        4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                Yes 0                   No 0

                If yes, attach a copy of the most recent report filed.  (")


5.      WASTEWATER TREATMENT AND DISCHARGE

        5.1     Will your company discharge wastewater or other wastes to:

              storm drain?                    sewer?
            surface water?                  no wastewater or other wastes
discharged.
    ______   grounds?               _______ facility treatment plant?
                                           (i.e., compressor blow-down)

                Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
(Note: Generally, discharges to storm drains will be prohibited without prior review and approval from Landlord)




        5.2 Will any such wastewater or waste be treated before discharge?

                Yes 0                   No 0

If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.




6.      AIR DISCHARGES

        6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                Yes 0                   No 0

                If yes, please describe:
_______________________________________________



        6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

      Spray booth(s)                          Incinerator(s)
      Dip tank(s)                             Other (Please describe)
      Drying oven(s)                         No Equipment Requiring Air Permits

                                            ______  Dry-cleaning

                If yes, please describe:




7.      HAZARDOUS MATERIALS DISCLOSURES

        7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("HMMP") pursuant to Fire
Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not an HMMP is required and has been prepared.

                Yes 0                   No 0

If yes, attach a copy of the HMMP. Existing tenants should attach a copy of any required updates to the HMMP.

        7.2 (CA Only) Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65?
 Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

                Yes 0                   No 0

                If yes, please explain:




8.      ENFORCEMENT ACTIONS AND COMPLAINTS

        8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                Yes 0                   No 0

                If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.




        8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                Yes 0                   No 0

                If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.





8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

                Yes 0                   No 0

                If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.



        8.4 Please provide the addresses for each space leased by your Company within the State of California in the past ten years the name and phone number of each Landlord.






9.      PERMITS AND LICENSES

        9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.


The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of
Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I ___________________________ and _________________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


TENANT:

Exodus Communications, Inc., a Delaware corporation

BY:
NAME:
TITLE:


BY:
NAME:
TITLE:


DATE:

                                     EXHIBIT E

        TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


SEE ATTACHED

                                     EXHIBIT F

                               MEMORANDUM OF LEASE
                                        AND
                                 OPTION TO PURCHASE


RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:

Legacy Partners Commercial, Inc.
30 Executive Park, Suite 100
Irvine, California 92614
Attention: Portfolio Manager



MEMORANDUM OF LEASE
AND
OPTION TO PURCHASE



        This Memorandum of Lease and Option to Purchase (the
"Memorandum") is made this ___________ day of March , 1999 between LINCOLN-RECP CM-ES OPCO, LLC, a Delaware limited liability company ("Landlord"), and EXODUS COMMUNICATIONS, INC., a Delaware corporation ("Tenant"), who agree as follows:


I.      TERM AND PREMISES

        By Lease Agreement, dated for reference purposes as of March 26, 1999 (the "Lease"), Landlord leases to Tenant and Tenant leases from Landlord those certain premises located at 198 North Nash Street, El Segundo, California (the "Leased Premises"), being a portion of the land which is more particularly described on Exhibit "1" attached hereto and made a part hereof (the "Park"). The Leased Premises consists of a single building (the "Building") containing approximately 90,818 rentable square feet together with vehicular parking spaces, pedestrian walkways and landscaping as specifically granted to Tenant in the Lease and as more particularly described in the Lease. Tenant shall lease the Leased Premises from Landlord for an initial term of ten (10) years from and after the Commencement Date, as more particularly set forth in Section 2 of the Lease. The Lease grants to Tenant two (2) successive options to extend the initial term of the Lease, each of such extension terms being for a period of five (5) years, each from the date on which the Lease would otherwise expire. Each and all of the provisions of said Lease, as the same may be amended from time to time, are incorporated into this Memorandum by this reference. Any capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Lease.

II.     OPTION TO PURCHASE

        Tenant has a Purchase Option to acquire the Park subject to all of the terms, conditions and provisions contained in the Lease, and in particular, Section 45 of the Lease. The Purchase Option Term is for a period of six (6) months commencing July 1, 1999 and ending on December 31, 1999. If Tenant does not properly exercise the Purchase Option within said Purchase Option Term, Tenant shall have no further right or option to purchase the Park and the Purchase Option shall be of no force or effect.

III.    PURPOSE OF MEMORANDUM

        The purpose of this Memorandum is for recordation and the notice thereby imparted. This Memorandum does not and shall not, in any way, modify the provisions of the Lease or the Purchase Option referred to above.


IV.     COUNTERPARTS

        This Memorandum may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall, taken together, be deemed one instrument.

LANDLORD:

LINCOLN-RECP CM-ES OPCO, LLC,
a Delaware limited liability company

By:     Legacy Partners Commercial, Inc.,
        as agent for LINCOLN-RECP CM-ES OPCO, LLC

        By:     ___________________________
                                        , Vice President



TENANT:

Exodus Communications, Inc.,
a Delaware corporation


By:     __________________________________
Its:    __________________________________


By:     __________________________________
Its:    __________________________________


EXHIBIT G

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") is made as of the ____ day of _____________, 1999, between Credit Suisse First Boston Mortgage Capital LLC ("Lender") and EXODUS COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

RECITALS

A. The undersigned is the tenant ("Tenant") under the "Lease." For purposes hereof the "Lease" shall mean and refer to that certain Lease Agreement, dated for reference purposes as of March 26, 1999, for those certain premises (the "Premises") situated at 198 North Nash Street, El Segundo, California (the "Building"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

Tenant is the tenant under a certain lease (the "Lease"), dated as of March 26, 1999, with LINCOLN-RECP CM-ES OPCO, LLC, a Delaware limited liability company ("Landlord"), of the Premises as more particularly described in Exhibit A hereto.

B. This Agreement is being entered into in connection with a certain loan (the "Loan") which Lender has made to Landlord, and secured in part by a Deed of Trust, Assignment of Leases and Rents and Security Agreement on the Premises (the "Deed of Trust ") dated as of ________________________, 199_ and an assignment of leases and rents dated as of ________________________, 199_ (the "Assignment"; the Deed
of Trust, the Assignment and the other documents executed and delivered in connection with the Loan are hereinafter collectively referred to as the "Loan Documents").

AGREEMENT

For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Tenant agrees that the Lease and all terms and conditions contained therein and all rights, options, liens and charges created thereby, including without limitation, the Purchase Option, is and shall be subject and subordinate in all respects to the Loan Documents and to all present or future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions of secured obligations and the Loan Documents, to the full extent of all amounts secured by the Loan Documents from time to time.

2. Lender agrees that, if Lender exercises any of its rights under the Loan Documents such that it becomes the owner of the Premises, including but not limited to an entry by Lender pursuant to the Deed of Trust, a foreclosure of the Deed of Trust, a power of sale under the Deed of Trust or otherwise: (a) the Lease (including without limitation, the Purchase Option if said option has not been earlier terminated or, by its terms, expired) shall continue in full force and effect as a direct lease between Lender and Tenant, and subject to all the terms, covenants and conditions of the Lease, and (b) Lender shall not disturb Tenant's right of quiet possession of the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period of any term, covenant or condition of the Lease.

3. Tenant agrees that, in the event of a exercise of the power of sale or foreclosure of the Deed of Trust by Lender or the acceptance of a deed in lieu of foreclosure by Lender or any other succession of Lender to ownership of the Premises, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease.

4. Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:

(a) liable in any way for any act, omission, neglect or default of any prior Landlord (including, without limitation, the then defaulting Landlord), or

(b) subject to any claim, defense, counterclaim or offsets which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord), or

(c) bound by any payment of rent or additional rent which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then defaulting Landlord), or

(d) bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior Landlord's interest, or

(e)     accountable for any monies deposited with any prior
Landlord (including security deposits), except to the extent such monies are actually received by Lender, or

(f) bound by any amendment or modification of the Lease made without the written consent of Lender.

Nothing contained herein shall prevent Lender from naming Tenant in any foreclosure or other action or proceeding initiated in order for Lender to avail itself of and complete any such foreclosure or other remedy.

5. Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right but no obligation to remedy any landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied, and for such purpose Tenant hereby grants Lender, in addition the period given to Landlord for remedying defaults, an additional 30 days to remedy, or cause to be remedied, any such default.
 Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. No Landlord default under the Lease shall exist or shall be deemed to exist (i) as long as Lender, in good faith, shall have commenced to cure such default within the above reference time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or
(ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings under the Loan Documents, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. In the event of the termination of the Lease by reason of any default thereunder by Landlord, upon Lender's written request, given within thirty (30) days after any such termination, Tenant, within fifteen (15) days after receipt of such request, shall execute and deliver to Lender or its designee or nominee a new lease of the Premises for the remainder of the term of the Lease upon all of the terms, covenants and conditions of the Lease. Neither Lender nor its designee or nominee shall become liable under the Lease unless and until Lender or its designee or nominee becomes, and then only with respect to periods in which Lender or its designee or nominee remains, the owner of the Premises. In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Premises for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease. Lender shall have the right, without Tenant's consent, to foreclose the Deed of Trust or to accept a deed in lieu of foreclosure of the Deed of Trust or to exercise any other remedies under the Loan Documents.

6. Tenant has no knowledge of any prior assignment or pledge of the rents accruing under the Lease by Landlord. Tenant hereby acknowledges the making of the Assignment from Landlord to Lender in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing.

7. If Tenant is a corporation, each individual executing this Agreement on behalf of said corporation represents and warrants that s/he is duly authorized to execute and deliver this Agreement on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Agreement is binding upon said corporation in accordance with its terms. If Landlord is a partnership, each individual executing this Agreement on behalf of said partnership represents and warrants that s/he is duly authorized to execute and deliver this Agreement on behalf of said partnership in accordance with the partnership agreement for said partnership.

8. Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt or (b) the date of delivery, refusal or nondelivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via recognized commercial courier service providing for a receipt, addressed to Tenant or Lender, as the case may be at the following addresses:

If to Tenant:   Exodus Communications, Inc.
2831 Mission College Boulevard
Santa Clara, California  95054-1838
Attention:  General Counsel

If to Lender:   Credit Suisse First Boston Mortgage Capital
LLC
11 Madison Avenue
New York, New York  10010
Attention:

with a copy to: Cadwalader, Wickersham & Taft
        100 Maiden Lane
        New York, New York  10038
        Attention:  William P. McInerney, Esq.

9. The term "Lender" as used herein includes any successor or assign of the named Lender herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a deed in lieu of foreclosure, and their successors and assigns, and the term "Tenant" as used herein includes any successor and assign of the named Tenant herein.

10. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.

11. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.




\\\\\  continued on next page

12. This Agreement shall be construed in accordance with the laws of the State of California.

        13. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall, taken together, be deemed one agreement.


Witness the execution hereof as of the date first above written.

LENDER:

Credit Suisse First Boston Mortgage Capital LLC


By:
Name:
Title:



TENANT:

Exodus Communications, Inc.,
a Delaware corporation


By:     __________________________________
Its:    __________________________________


By:     __________________________________
Its:    __________________________________



The undersigned Landlord hereby consents to the foregoing Agreement and confirms the facts stated in the foregoing Agreement.

LANDLORD:

LINCOLN-RECP CM-ES OPCO, LLC,
a Delaware limited liability company

By:     Legacy Partners Commercial, Inc.,
                as agent for LINCOLN-RECP CM-ES OPCO, LLC

                By:     ___________________________
                                                , Vice President


EXHIBIT H

TENANT'S CONFIDENTIALITY AGREEMENT




CONFIDENTIAL NONDISCLOSURE AGREEMENT

1. Proprietary Information is technical or business information describing or related to the activities of Exodus Communications, Inc. (Exodus) which: (1) Exodus has generated at private expense and holds in confidence, or (2) Exodus has received from third parties under an obligation to maintain as confidential.

2. Visitor agrees not to disclose the Proprietary Information to any third party. Visitor agrees to use the Proprietary Information only for purposes expressly authorized in writing by Exodus and not to use it for Visitor's own use.

3. The Visitor agrees that disclosure of Proprietary Information received from Exodus shall be limited only to those of Visitor's (or Visitor's employers) employees with a strict need to know for purposes expressly authorized in writing by Exodus.

4. The obligations and duties set forth hereunder shall continue for a period of three (3) years from receipt by Visitor.

5. Visitor shall not expose Exodus to any of Visitor's proprietary or confidential information, or to the confidential or proprietary information of any third party.

6. The terms of a confidential nondisclosure agreement previously executed by Exodus and Visitor (or Visitor's employer), if any, will supersede the terms of this agreement.




Your signature on this line indicates that you have read the above confidential nondisclosure agreement and have agreed to abide by its contents.



Signature_____________________________________________________________
_______

EXHIBIT I

TENANT'S PROPERTY



1. Permanent and temporary generator systems including enclosures and fuel tanks with the associated electronic and manual switch gear.

2. Mechanical Systems i.e., Air Conditioning, and condenser systems, air handlers and electrical dampers.

3. Raised flooring, racking, cage materials, cabinets and patch panels.

4. UPS Battery Systems including electrical switch gear.

5. Any customer satellite dishes installed on roof or parking lot areas.

6. FM200 fire suppression canisters, piping and nozzles.

7. VESDA or smoke sensor stations in ceiling or floor area.

8. Inside or outside security cameras, access card reader stations, VCR, multiplexer, monitors, and computers.

9. Partition and conference room furniture systems and freestanding, cabinets, storage units.

10. Telephone and voice mail system with desk stations and receptionist, computers, servers, printers, phone sets.

11. Fiber Muxes or other Telco equipment installed in MPOE rooms.

12. Emergency distribution board and telephone backboard with connectors.

13. Maintenance bypass electronic and manual switch gear.

14. Transformers and Power Distributions Units installed on premises.

15. Kitchen appliances like microwaves, refrigerators and vending machines.

16. Console monitors, screen projection and screens in command center.

17. Bulletproof/resistant glass.

18. Satellite dishes or other communications equipment installed on roof.

19. Customer and vendor equipment and related materials.

20. Tenant, tenant customer and tenant vendor personal property.